BANDWIDTH SELECT PORTFOLIO, SERIES 3
               E-INFRASTRUCTURE SELECT PORTFOLIO, SERIES 2
              GENOMICS & PROTEOMICS SELECT PORTFOLIO SERIES
                GLOBAL TECHNOLOGY SELECT PORTFOLIO SERIES
          SOFTWARE INNOVATIONS 2000 SELECT PORTFOLIO, SERIES 2
             WORLD WIDE WIRELESS SELECT PORTFOLIO, SERIES 2
                      BANDWIDTH PORTFOLIO, SERIES 3
                  E-INFRASTRUCTURE PORTFOLIO, SERIES 2
                 GENOMICS & PROTEOMICS PORTFOLIO SERIES
                   GLOBAL TECHNOLOGY PORTFOLIO SERIES
              SOFTWARE INNOVATIONS 2000 PORTFOLIO, SERIES 3
                 WORLD WIDE WIRELESS PORTFOLIO, SERIES 2

                                 FT 415

FT 415 is a series of a unit investment trust, the FT Series. FT 415 consists of 12 separate portfolios listed above (each, a "Trust," and collectively, the "Trusts"). Each Trust invests in a diversified portfolio of common stocks ("Securities") issued by companies in the industry sector or investment focus for which each Trust is named. The objective of each Trust is to provide above-average capital appreciation. Each Select Portfolio Series has an expected maturity of approximately 18 months. Each Portfolio Series has an expected maturity of approximately five years.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   First Trust (registered trademark)

                             1-800-621-9533


              The date of this prospectus is March 3, 2000
                      As amended April 28, 2000

                            Table of Contents

Summary of Essential Information                        3
Fee Table                                                7
Report of Independent Auditors                           8
Statements of Net Assets                                 9
Schedules of Investments                                13
The FT Series                                           26
Portfolios                                              27
Risk Factors                                            31
Public Offering                                         32
Distribution of Units                                   35
The Sponsor's Profits                                   36
The Secondary Market                                    36
How We Purchase Units                                   36
Expenses and Charges                                    36
Tax Status                                              37
Retirement Plans                                        39
Rights of Unit Holders                                  39
Income and Capital Distributions                        40
Redeeming Your Units                                    40
Removing Securities from a Trust                        41
Amending or Terminating the Indenture                   42
Information on the Sponsor, Trustee and Evaluator       43
Other Information                                       44

                       Summary of Essential Information

                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                    Sponsor:  Nike Securities L.P.
                    Trustee:  The Chase Manhattan Bank
                  Evaluator:  First Trust Advisors L.P.

                                                             Bandwidth            e-Infrastructure     Genomics & Proteomics
                                                             Select Portfolio     Select Portfolio     Select Portfolio
                                                             Series 3             Series 2             Series
                                                             ____________         ____________         _____________________
Initial Number of Units (1)                                    14,887               14,982               14,978
Fractional Undivided Interest
    in the Trust per Unit (1)                                1/14,887             1/14,982             1/14,978
Public Offering Price:
    Aggregate Offering Price Evaluation
         of Securities per Unit (2)                          $  9.900             $  9.900             $  9.900
    Maximum Sales Charge of
      3.25% of the Public Offering
         Price per Unit  (3.283% of the net amount invested,
         exclusive of the deferred sales charge) (3)         $   .325             $   .325             $   .325
    Less Deferred Sales Charge per Unit                      $ (.225)             $ (.225)             $ (.225)
Public Offering Price per Unit (4)                           $ 10.000             $ 10.000             $ 10.000
Sponsor's Initial Repurchase Price per Unit (5)              $  9.675             $  9.675             $  9.675
Redemption Price per Unit
    (based on aggregate underlying value
     of Securities less deferred sales charge) (5)           $  9.675             $  9.675             $  9.675
Cash CUSIP Number                                            30265K 649           30265K 706           30265K 763
Reinvestment CUSIP Number                                    30265K 656           30265K 714           30265K 771
Wrap CUSIP Number                                            30265K 664           30265K 722           30265K 789
Security Code                                                58306                58312                58318

First Settlement Date                       March 8, 2000
Mandatory Termination Date (6)              September 4, 2001
Income Distribution Record Date             Fifteenth day of each June and December, commencing June 15, 2000.
Income Distribution Date (7)                Last day of each June and December, commencing June 30, 2000.

_____________

See "Notes to Summary of Essential Information" on page 6.

                   Summary of Essential Information

                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                    Sponsor:  Nike Securities L.P.
                    Trustee:  The Chase Manhattan Bank
                  Evaluator:  First Trust Advisors L.P.

                                                                                  Software
                                                             Global Technology    Innovations 2000     World Wide Wireless
                                                             Select Portfolio     Select Portfolio     Select Portfolio
                                                             Series               Series 2             Series 2
                                                             ____________         ____________         ____________
Initial Number of Units (1)                                    15,028               14,947               15,072
Fractional Undivided Interest
    in the Trust per Unit (1)                                1/15,028             1/14,947             1/15,072
Public Offering Price:
    Aggregate Offering Price Evaluation
         of Securities per Unit (2)                          $  9.900             $  9.900             $  9.900
    Maximum Sales Charge of
      3.25% of the Public Offering
         Price per Unit  (3.283% of the net amount invested,
         exclusive of the deferred sales charge) (3)         $   .325             $   .325             $   .325
    Less Deferred Sales Charge per Unit                      $ (.225)             $ (.225)             $ (.225)
Public Offering Price per Unit (4)                           $ 10.000             $ 10.000             $ 10.000
Sponsor's Initial Repurchase Price per Unit (5)              $  9.675             $  9.675             $  9.675
Redemption Price per Unit
    (based on aggregate underlying value
     of Securities less deferred sales charge) (5)           $  9.675             $  9.675             $  9.675
Cash CUSIP Number                                            30265K 821           30265L 142           30265L 209
Reinvestment CUSIP Number                                    30265K 839           30265L 159           30265L 217
Wrap CUSIP Number                                            30265K 847           30265L 167           30265L 225
Security Code                                                58324                58341                58333

First Settlement Date                       March 8, 2000
Mandatory Termination Date (6)              September 4, 2001
Income Distribution Record Date             Fifteenth day of each June and December, commencing June 15, 2000.
Income Distribution Date (7)                Last day of each June and December, commencing June 30, 2000.

_____________

See "Notes to Summary of Essential Information" on page 6.

                       Summary of Essential Information

                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                    Sponsor:  Nike Securities L.P.
                    Trustee:  The Chase Manhattan Bank
                  Evaluator:  First Trust Advisors L.P.

                                                             Bandwidth            e-Infrastructure     Genomics & Proteomics
                                                             Portfolio            Portfolio            Portfolio
                                                             Series 3             Series 2             Series
                                                             ___________          ___________          _____________________
Initial Number of Units (1)                                    14,887               14,982               14,978
Fractional Undivided Interest
   in the Trust per Unit (1)                                 1/14,887             1/14,982             1/14,978
Public Offering Price:
   Aggregate Offering Price Evaluation
      of Securities per Unit (2)                             $  9.900             $  9.900             $  9.900
   Maximum Sales Charge of
       4.50% of the Public Offering Price per Unit
      (4.545% of the net amount invested,
      exclusive of the deferred sales charge) (3)            $   .450             $   .450             $   .450
   Less Deferred Sales Charge per Unit                       $ (.350)             $ (.350)             $ (.350)
Public Offering Price per Unit (4)                           $ 10.000             $ 10.000             $ 10.000
Sponsor's Initial Repurchase Price per Unit (5)              $  9.550             $  9.550             $  9.550
Redemption Price per Unit
    (based on aggregate underlying value
   of Securities less deferred sales charge) (5)             $  9.550             $  9.550             $  9.550
Cash CUSIP Number                                            30265K 672           30265K 730           30265K 797
Reinvestment CUSIP Number                                    30265K 680           30265K 748           30265K 805
Wrap CUSIP Number                                            30265K 698           30265K 755           30265K 813
Security Code                                                58309                58315                58321

First Settlement Date                  March 8, 2000
Mandatory Termination Date (6)         March 15, 2005
Income Distribution Record Date        Fifteenth day of each June and December, commencing June 15, 2000.
Income Distribution Date (7)           Last day of each June and December, commencing June 30, 2000.

_____________

See "Notes to Summary of Essential Information" on page 6.

                    Summary of Essential Information

                                 FT 415


At the Opening of Business on the Initial Date of Deposit-March 3, 2000


                    Sponsor:  Nike Securities L.P.
                    Trustee:  The Chase Manhattan Bank
                  Evaluator:  First Trust Advisors L.P.

                                                                                  Software
                                                             Global Technology    Innovations          World Wide Wireless
                                                             Portfolio            2000 Portfolio       Portfolio
                                                             Series               Series 3             Series 2
                                                             ___________          ___________          ___________________
Initial Number of Units (1)                                    15,028               14,947               15,072
Fractional Undivided Interest
   in the Trust per Unit (1)                                 1/15,028             1/14,947             1/15,072
Public Offering Price:
   Aggregate Offering Price Evaluation
      of Securities per Unit (2)                             $  9.900             $  9.900             $  9.900
   Maximum Sales Charge of
       4.50% of the Public Offering Price per Unit
      (4.545% of the net amount invested,
      exclusive of the deferred sales charge) (3)            $   .450             $   .450             $   .450
   Less Deferred Sales Charge per Unit                       $ (.350)             $ (.350)             $ (.350)
Public Offering Price per Unit (4)                           $ 10.000             $ 10.000             $ 10.000
Sponsor's Initial Repurchase Price per Unit (5)              $  9.550             $  9.550             $  9.550
Redemption Price per Unit
    (based on aggregate underlying value
   of Securities less deferred sales charge) (5)             $  9.550             $  9.550             $  9.550
Cash CUSIP Number                                            30265K 854           30265L 175           30265L 233
Reinvestment CUSIP Number                                    30265K 862           30265L 183           30265L 241
Wrap CUSIP Number                                            30265K 870           30265L 191           30265L 258
Security Code                                                58327                58330                58336

First Settlement Date                  March 8, 2000
Mandatory Termination Date (6)         March 15, 2005
Income Distribution Record Date        Fifteenth day of each June and December, commencing June 15, 2000.
Income Distribution Date (7)           Last day of each June and December, commencing June 30, 2000.

______________

                NOTES TO SUMMARY OF ESSENTIAL INFORMATION

(1) As of the close of business on the Initial Date of Deposit, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) Each listed Security is valued at its last closing sale price. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(3) The maximum sales charge consists of an initial sales charge and a deferred sales charge. See "Fee Table" and "Public Offering."

(4) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date a pro rata share of any accumulated dividends on the Securities will be included.

(5) Until the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Sponsor's Initial Repurchase Price per Unit and the Redemption Price per Unit will include the estimated organization costs per Unit set forth under "Fee Table." After such date, the Sponsor's Repurchase Price and Redemption Price per Unit will not include such estimated organization costs. See "Redeeming Your Units."

(6) See "Amending or Terminating the Indenture."

(7) Distributions from the Capital Account will be made monthly on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. In any case, we will distribute any funds in the Capital Account in December of each year.

                          Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of a Trust. See "Public Offering" and "Expenses and Charges." Although each Select Portfolio Series has a term of approximately 18 months, and each Portfolio Series has a term of approximately five years, and each is a unit investment trust rather than a mutual fund, this information allows you to compare fees.

                                                                               Select
                                                                               Portfolio Series        Portfolio Series
                                                                               ______________          ________________
                                                                                           Amount                  Amount
                                                                                           per Unit                per Unit
                                                                                           ______                  ______
Unit Holder Transaction Expenses
(as a percentage of public offering price)
Maximum sales charge                                                           3.25%       $.325       4.50%       $.450
                                                                               =======     =======     =======     =======
Initial sales charge (paid at time of purchase)                                1.00%(a)    $.100       1.00%(a)    $.100
Deferred sales charge (paid in installments or at redemption)                  2.25%(b)     .225       3.50%(b)     .350

Maximum sales charge imposed on reinvested dividends                           2.25%       $.225       3.50%       $.350

Organization Costs
(as a percentage of public offering price)
Estimated organization costs                                                   .260%(c)    $.0260      .225%(c)    $.0225
                                                                               =======     =======     =======     =======
Estimated Annual Trust Operating Expenses
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and evaluation fees         .079%       $.0080      .100%       $.0098
Creation and development fee                                                   .250%(d)     .0248      .250%(d)     .0245
Trustee's fee and other operating expenses                                     .116%(e)     .0117      .152%(e)     .0149
                                                                               ______      ______      ______      ______
Total                                                                          .445%       $.0445      .502%       $.0492
                                                                               =======     =======     =======     =======

                                 Example

This example is intended to help you compare the cost of investing in a Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in a Trust for the periods shown and sell your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that a Trust's operating expenses stay the same. Although your actual costs may vary, based on these assumptions your costs would be:

                               1 Year    18 Months (f)  3 Years     5 Years
                               ______    __________     ________    _______
Select Portfolio Series        $396       $418          $ -         $ -
Portfolio Series                523        N.A.          625         737

The example will not differ if you hold rather than sell your Units at the end of each period. The example does not reflect sales charges on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

_____________

(a) The initial sales charge is the difference between the maximum sales charge (3.25% in the case of each Select Portfolio Series and 4.50% in the case of each Portfolio Series) and any remaining deferred sales charge.

(b) The deferred sales charge is a fixed dollar amount equal to $.225 per Unit in the case of each Select Portfolio Series and $.350 per Unit in the case of each Portfolio Series which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in five monthly installments commencing October 20, 2000.

(c) Estimated organization costs will be deducted from the assets of a Trust at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period.

(d)The creation and development fee compensates the Sponsor for creating and developing the Trusts. Each Trust accrues this fee daily during the life of the Trust based on its average net asset value and pays the Sponsor monthly. In connection with the creation and development fee, in no event will the Sponsor collect over the life of a Trust more than
 .75% in the case of each Select Portfolio Series or more than 2.75% in the case of each Portfolio Series of a Unit holder's initial investment.

(e) For each Portfolio Series, other operating expenses include the costs incurred by each Portfolio Series for annually updating the Trusts' registration statements, but do not include brokerage costs and other portfolio transaction fees for any of the Trusts. In certain circumstances the Trusts may incur additional expenses not set forth above. See "Expenses and Charges."

(f)For each Select Portfolio Series, the example represents the estimated costs incurred through each Trust's approximate 18-month life.

                     Report of Independent Auditors

The Sponsor, Nike Securities L.P., and Unit Holders
FT 415


We have audited the accompanying statements of net assets, including the schedules of investments, of FT 415, comprised of the Bandwidth Select Portfolio, Series 3; e-Infrastructure Select Portfolio, Series 2; Genomics & Proteomics Select Portfolio Series; Global Technology Select Portfolio Series; Software Innovations 2000 Select Portfolio, Series 2; World Wide Wireless Select Portfolio, Series 2; Bandwidth Portfolio, Series 3; e-Infrastructure Portfolio, Series 2; Genomics & Proteomics Portfolio Series; Global Technology Portfolio Series; Software Innovations 2000 Portfolio, Series 3; and World Wide Wireless Portfolio, Series 2, as of the opening of business on March 3, 2000. These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of the letter of credit allocated among the Trusts on March 3, 2000. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall presentation of the statements of net assets. We believe that our audit of the statements of net assets provides a reasonable basis for our opinion.



In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of FT 415, comprised of the Bandwidth Select Portfolio, Series 3; e-Infrastructure Select Portfolio, Series 2; Genomics & Proteomics Select Portfolio Series; Global Technology Select Portfolio Series; Software Innovations 2000 Select Portfolio, Series 2; World Wide Wireless Select Portfolio, Series 2; Bandwidth Portfolio, Series 3; e-Infrastructure Portfolio, Series 2; Genomics & Proteomics Portfolio Series; Global Technology Portfolio Series; Software Innovations 2000 Portfolio, Series 3; and World Wide Wireless Portfolio, Series 2, at the opening of business on March 3, 2000 in conformity with accounting principles generally accepted in the United States.



                                    ERNST & YOUNG LLP


Chicago, Illinois
March 3, 2000

                          Statements of Net Assets

                                 FT 415


At the Opening of Business on the Initial Date of Deposit-March 3, 2000


                                                             Bandwidth            e-Infrastructure     Genomics & Proteomics
                                                             Select Portfolio     Select Portfolio     Select Portfolio
                                                             Series 3             Series 2             Series
                                                             __________           ____________         ____________
NET ASSETS
Investment in Securities represented
     by purchase contracts (1) (2)                           $147,381             $148,325             $148,286
Less liability for reimbursement to Sponsor
     for organization costs (3)                                  (387)                (390)                (389)
Less liability for deferred sales charge (4)                   (3,350)              (3,371)              (3,370)
                                                             ________             ________             ________
Net assets                                                   $143,644             $144,564             $144,527
                                                             ========             ========             ========
Units outstanding                                              14,887               14,982               14,978

ANALYSIS OF NET ASSETS
Cost to investors (5)                                        $148,869             $149,823             $149,784
Less maximum sales charge (5)                                  (4,838)              (4,869)              (4,868)
Less estimated reimbursement to Sponsor
     for organization costs (3)                                  (387)                (390)                (389)
                                                             ________             ________             ________
Net assets                                                   $143,644             $144,564             $144,527
                                                             ========             ========             ========

______________

See "Notes to Statements of Net Assets" on page 12.

                         Statements of Net Assets

                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                  Software
                                                             Global Technology    Innovations 2000     World Wide Wireless
                                                             Select Portfolio     Select Portfolio     Select Portfolio
                                                             Series               Series 2             Series 2
                                                             ____________         ____________         ___________________
NET ASSETS
Investment in Securities represented
     by purchase contracts (1) (2)                           $148,780             $147,977             $149,214
Less liability for reimbursement to Sponsor
     for organization costs (3)                                  (391)                (389)                (392)
Less liability for deferred sales charge (4)                   (3,381)              (3,363)              (3,391)
                                                             ________             ________             ________
Net assets                                                   $145,008             $144,225             $145,431
                                                             ========             ========             ========
Units outstanding                                              15,028               14,947               15,072

ANALYSIS OF NET ASSETS
Cost to investors (5)                                        $150,283             $149,472             $150,721
Less maximum sales charge (5)                                  (4,884)              (4,858)              (4,898)
Less estimated reimbursement to Sponsor
     for organization costs (3)                                  (391)                (389)                (392)
                                                             ________             ________             ________
Net assets                                                   $145,008             $144,225             $145,431
                                                             ========             ========             ========

______________

See "Notes to Statements of Net Assets" on page 12.

                          Statements of Net Assets

                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                             Bandwidth            e-Infrastructure   Genomics & Proteomics
                                                             Portfolio            Portfolio            Portfolio
                                                             Series 3             Series 2              Series
                                                             ______________       ____________         ___________________
NET ASSETS
Investment in Securities represented
     by purchase contracts (1) (2)                           $147,381             $148,325             $148,286
Less liability for reimbursement to Sponsor
     for organization costs (3)                                  (335)                (337)                (337)
Less liability for deferred sales charge (4)                   (5,210)              (5,244)              (5,242)
                                                             ________             ________             ________
Net assets                                                   $141,836             $142,744             $142,707
                                                             ========             ========             ========
Units outstanding                                              14,887               14,982               14,978

ANALYSIS OF NET ASSETS
Cost to investors (5)                                        $148,870             $149,823             $149,784
Less maximum sales charge (5)                                  (6,699)              (6,742)              (6,740)
Less estimated reimbursement to Sponsor
     for organization costs (3)                                  (335)                (337)                (337)
                                                             ________             ________             ________
Net assets                                                   $141,836             $142,744             $142,707
                                                             ========             ========             ========

______________

See "Notes to Statements of Net Assets" on page 12.

                        Statements of Net Assets

                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000



                                                             Global Technology    Software             World Wide Wireless
                                                             Portfolio            Innovations 2000     Portfolio
                                                             Series               Portfolio, Series 3  Series 2
                                                             ____________         ____________         ____________
NET ASSETS
Investment in Securities represented
     by purchase contracts (1) (2)                           $148,780             $147,977             $149,214
Less liability for reimbursement to Sponsor
     for organization costs (3)                                  (338)                (336)                (339)
Less liability for deferred sales charge (4)                   (5,260)              (5,231)              (5,275)
                                                             ________             ________             ________
Net assets                                                   $143,182             $142,410             $143,600
                                                             ========             ========             ========
Units outstanding                                              15,028               14,947               15,072

ANALYSIS OF NET ASSETS
Cost to investors (5)                                        $150,283             $149,472             $150,721
Less maximum sales charge (5)                                  (6,763)              (6,726)              (6,782)
Less estimated reimbursement to Sponsor
     for organization costs (3)                                  (338)                (336)                (339)
                                                             ________             ________             ________
Net assets                                                   $143,182             $142,410             $143,600
                                                             ========             ========             ========

_____________

                    NOTES TO STATEMENTS OF NET ASSETS

(1) Aggregate cost of the Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value.

(2) An irrevocable letter of credit issued by The Chase Manhattan Bank, of which $2,400,000 will be allocated among each of the 12 Trusts in FT 415, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trusts. These costs have been estimated at $.0260 per Unit for each Select Portfolio Series and $.0225 per Unit for each Portfolio Series. A payment will be made at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of a Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of such Trust.

(4) Represents the amount of mandatory deferred sales charge distributions of $.225 per Unit in the case of each Select Portfolio Series, or $.350 per Unit in the case of each Portfolio Series, payable to us in five equal monthly installments beginning on October 20, 2000 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through February 20, 2001. If you redeem your Units before February 20, 2001 you will have to pay the remaining amount of the deferred sales charge applicable to such Units when you redeem them.

(5) The aggregate cost to investors includes a maximum sales charge (comprised of an initial sales charge and a deferred sales charge) computed at the rate of 3.25% of the Public Offering Price per Unit for each Select Portfolio Series (equivalent to 3.283% of the net amount invested, exclusive of the deferred sales charge) or 4.50% of the Public Offering Price per Unit for each Portfolio Series (equivalent to 4.545% of the net amount invested, exclusive of the deferred sales charge), assuming no reduction of sales charge as set forth under "Public Offering."

                           Schedule of Investments

                  Bandwidth Select Portfolio, Series 3
                                 FT 415



                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000



                                                                                 Percentage
                                                                                 of Aggregate    Market       Cost of
Number       Ticker Symbol and                                                   Offering        Value per    Securities to
of Shares    Name of Issuer of Securities (1)                                    Price           Share        the Trust (2)
_________    _____________________________________                               _________       ______       _____________
             Communications Services
             _____________________
111          T          AT&T Corp.                                                 4%            $ 54.313     $  6,029
102          GBLX       Global Crossing Ltd. (3)                                   4%              54.375        5,546
 52          LVLT       Level 3 Communications, Inc.                               4%             115.875        6,026
126          WCOM       MCI WorldCom, Inc.                                         4%              47.813        6,024
 97          Q          Qwest Communications International Inc.                    4%              58.938        5,717

             Communications Equipment
             _____________________
130          ADCT       ADC Telecommunications, Inc.                               4%              45.000        5,850
 64          CMTN       Copper Mountain Networks, Inc.                             4%              91.125        5,832
 84          LU         Lucent Technologies Inc.                                   4%              72.000        6,048
 50          NT         Nortel Networks Corporation (3)                            4%             118.250        5,912
113          TLAB       Tellabs, Inc.                                              4%              53.063        5,996

             Fiber Optics
             __________
 37          CIEN       CIENA Corporation                                          4%             157.813        5,839
 43          HLIT       Harmonic Inc.                                              4%             142.313        6,119
 22          JDSU       JDS Uniphase Corporation                                   4%             273.000        6,006

             Networking Products
             ________________
 45          CSCO       Cisco Systems, Inc.                                        4%             132.750        5,974
 22          JNPR       Juniper Networks, Inc.                                     4%             260.250        5,725
 19          RBAK       Redback Networks Inc.                                      4%             299.688        5,694

             Semiconductors
             _____________
 23          AMCC       Applied Micro Circuits Corporation                         4%             255.438        5,875
 29          BRCM       Broadcom Corporation (Class A)                             4%             206.125        5,978
 72          CNXT       Conexant Systems, Inc.                                     4%              79.813        5,747
 31          PMCS       PMC-Sierra, Inc. (3)                                       4%             185.438        5,749
 63          VTSS       Vitesse Semiconductor Corporation                          4%              93.750        5,906

             Wireless Communications
             _____________________
 59          ERICY      L.M. Ericsson AB (ADR)                                     4%             100.500        5,930
 35          MOT        Motorola, Inc.                                             4%             174.438        6,105
 28          NOK        Nokia Oy (ADR)                                             4%             212.063        5,938
 44          QCOM       QUALCOMM Incorporated                                      4%             132.188        5,816
                                                                                 ______                       _________
                              Total Investments                                  100%                         $147,381
                                                                                 ======                       =========

_____________

See "Notes to Schedules of Investments" on page 25.

                          Schedule of Investments

               e-Infrastructure Select Portfolio, Series 2
                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                 Percentage
                                                                                 of Aggregate    Market       Cost of
Number       Ticker Symbol and                                                   Offering        Value per    Securities to
of Shares    Name of Issuer of Securities (1)                                    Price           Share        the Trust (2)
_________    _____________________________________                               _________       ______       _____________
             Access/Information Providers
             _______________________
111          T          AT&T Corp.                                                 4%            $ 54.313     $  6,029
126          WCOM       MCI WorldCom, Inc.                                         4%              47.813        6,024
 97          Q          Qwest Communications International Inc.                    4%              58.938        5,717

             Communications Equipment
             _______________________
 22          JDSU       JDS Uniphase Corporation                                   4%             273.000        6,006
 84          LU         Lucent Technologies Inc.                                   4%              72.000        6,048
 50          NT         Nortel Networks Corporation (3)                            4%             118.250        5,912
113          TLAB       Tellabs, Inc.                                              4%              53.063        5,996

             Computers & Peripherals
             _______________________
136          DELL       Dell Computer Corporation                                  4%              44.938        6,112
 51          EMC        EMC Corporation                                            4%             116.625        5,948
 44          HWP        Hewlett-Packard Company                                    4%             133.813        5,888
 51          INTC       Intel Corporation                                          4%             115.750        5,903
 62          SUNW       Sun Microsystems, Inc.                                     4%              96.063        5,956

             Networking Products
             _______________________
 45          CSCO       Cisco Systems, Inc.                                        4%             132.750        5,974
 64          CMTN       Copper Mountain Networks, Inc.                             4%              91.125        5,832
 19          RBAK       Redback Networks Inc.                                      4%             299.688        5,694

             Software
             _______________________
 24          BVSN       BroadVision, Inc.                                          4%             248.500        5,964
 27          CHKP       Check Point Software Technologies Ltd. (3)                 4%             220.500        5,953
 51          ISLD       Digital Island, Inc.                                       4%             111.250        5,674
 41          EXDS       Exodus Communications, Inc.                                4%             147.438        6,045
 40          INKT       Inktomi Corporation                                        4%             145.500        5,820
 43          KANA       Kana Communications, Inc.                                  4%             141.000        6,063
 63          MSFT       Microsoft Corporation                                      4%              93.375        5,883
 87          ORCL       Oracle Corporation                                         4%              68.500        5,959
 90          RNWK       RealNetworks, Inc.                                         4%              64.250        5,783
 25          VRSN       VeriSign, Inc.                                             4%             245.688        6,142
                                                                                 _______                      _______
                              Total Investments                                  100%                         $148,325
                                                                                 ======                       ======

_____________

See "Notes to Schedules of Investments" on page 25.

                           Schedule of Investments

              Genomics & Proteomics Select Portfolio Series
                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                  Percentage
                                                                                  of Aggregate    Market       Cost of
Number        Ticker Symbol and                                                   Offering        Value per    Securities to
of Shares     Name of Issuer of Securities (1)                                    Price           Share        the Trust (2)
_________     _____________________________________                               _________       ______       _____________
 14          ABGX       Abgenix, Inc.                                             3.42%           $362.500     $  5,075
 17          AFFX       Affymetrix, Inc.                                          3.34%            291.000        4,947
 76          AMGN       Amgen Inc.                                                3.35%             65.313        4,964
 45          BGEN       Biogen, Inc.                                              3.32%            109.563        4,930
 56          CORR       COR Therapeutics, Inc.                                    3.35%             88.750        4,970
 21          CRA        Celera Genomics Group                                     3.26%            230.000        4,830
 82          CHIR       Chiron Corporation                                        3.45%             62.438        5,120
 22          CRGN       CuraGen Corporation                                       3.36%            226.750        4,988
 77          EMIS       Emisphere Technologies, Inc.                              3.48%             67.000        5,159
 73          ENZN       Enzon, Inc.                                               3.47%             70.500        5,146
 34          GLGC       Gene Logic Inc.                                           3.32%            144.625        4,917
 23          DNA        Genentech, Inc.                                           3.33%            214.500        4,934
 80          GENE       Genome Therapeutics Corp.                                 2.94%             54.438        4,355
 88          GENZ       Genzyme Corporation (General Division)                    3.34%             56.313        4,956
 63          GILD       Gilead Sciences, Inc.                                     3.31%             78.000        4,914
 23          HGSI       Human Genome Sciences, Inc.                               3.32%            214.125        4,925
 53          HYSQ       Hyseq, Inc.                                               3.28%             91.875        4,869
 35          IDPH       IDEC Pharmaceuticals Corporation                          3.28%            139.063        4,867
 36          IMCL       ImClone Systems Incorporated                              3.43%            141.375        5,089
 23          INMX       Immunex Corporation                                       3.43%            220.938        5,082
 22          INCY       Incyte Pharmaceuticals, Inc.                              3.31%            222.938        4,905
 53          LYNX       Lynx Therapeutics, Inc.                                   3.22%             90.000        4,770
 29          MEDX       Medarex, Inc.                                             3.45%            176.250        5,111
 25          MEDI       MedImmune, Inc.                                           3.34%            198.125        4,953
 20          MLNM       Millennium Pharmaceuticals, Inc.                          3.44%            255.188        5,104
 34          MYGN       Myriad Genetics, Inc.                                     3.26%            142.250        4,837
 52          NGEN       Nanogen, Inc.                                             3.40%             96.875        5,037
129          NBIX       Neurocrine Biosciences, Inc.                              3.39%             39.000        5,031
 19          PDLI       Protein Design Labs, Inc.                                 3.23%            251.875        4,786
 66          TKTX       Transkaryotic Therapies, Inc.                             3.18%             71.438        4,715
                                                                                 ______                        ________
                              Total Investments                                    100%                        $148,286
                                                                                 ======                        ========

_____________

See "Notes to Schedules of Investments" on page 25.

Page 15


                       Schedule of Investments

                Global Technology Select Portfolio Series
                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                 Percentage       Market       Cost of
Number       Ticker Symbol and                                                   of Aggregate     Value per    Securities to
of Shares    Name of Issuer of Securities (1)                                    Offering Price   Share        the Trust (2)
_________    _____________________________________                               _________        ______       _____________
             Communications Equipment
             _____________________
 38          CSCO       Cisco Systems, Inc.                                      3.39%            $132.750     $  5,045
 49          ERICY      L.M. Ericsson AB (ADR)                                   3.31%             100.500        4,925
 18          JDSU       JDS Uniphase Corporation                                 3.30%             273.000        4,914
 70          LU         Lucent Technologies Inc.                                 3.39%              72.000        5,040
 23          NOK        Nokia Oy (ADR)                                           3.28%             212.063        4,877
 42          NT         Nortel Networks Corporation (3)                          3.34%             118.250        4,966
 37          QCOM       QUALCOMM Incorporated                                    3.29%             132.188        4,891
 95          TLAB       Tellabs, Inc.                                            3.39%              53.063        5,041

             Computers & Peripherals
             _____________________
113          DELL       Dell Computer Corporation                                3.41%              44.938        5,078
 42          EMC        EMC Corporation                                          3.29%             116.625        4,898
 37          HWP        Hewlett-Packard Company                                  3.33%             133.813        4,951
 48          IBM        International Business Machines Corporation              3.33%             103.375        4,962
 71          SLR        Solectron Corporation                                    3.32%              69.500        4,934
 51          SUNW       Sun Microsystems, Inc.                                   3.29%              96.063        4,899

             Computer Software & Services
             ________________________
105          BMCS       BMC Software, Inc.                                       3.32%              47.063        4,942
 23          CHKP       Check Point Software Technologies Ltd. (3)               3.41%             220.500        5,072
 52          MSFT       Microsoft Corporation                                    3.26%              93.375        4,856
 72          ORCL       Oracle Corporation                                       3.31%              68.500        4,932
 69          SAP        SAP AG (ADR)                                             3.36%              72.375        4,994

             Electronics
             _________
121          CANNY      Canon Inc. (ADR)                                         3.39%              41.625        5,037
 28          KYO        Kyocera Corporation (ADR)                                3.37%             179.000        5,012
 25          PHG        Koninklijke (Royal) Philips Electronics N.V. (3)         3.32%             197.750        4,944

             Semiconductor Equipment
             ____________________
 36          ASML       ASM Lithography Holding N.V. (3)                         3.42%             141.500        5,094
 27          AMAT       Applied Materials, Inc.                                  3.28%             180.516        4,874
 79          NVLS       Novellus Systems, Inc.                                   3.21%              60.500        4,780

             Semiconductors
             ____________
 61          ALTR       Altera Corporation                                       3.36%              81.875        4,994
 43          INTC       Intel Corporation                                        3.35%             115.750        4,977
 26          PMCS       PMC-Sierra, Inc. (3)                                     3.24%             185.438        4,821
 25          STM        STMicroelectronics N.V. (3)                              3.36%             200.250        5,006
 29          TXN        Texas Instruments, Inc.                                  3.38%             173.250        5,024
                                                                                 _______                        ________
                              Total Investments                                   100%                          $148,780
                                                                                 ======                         ========

_____________

See "Notes to Schedules of Investments" on page 25.

                        Schedule of Investments

          Software Innovations 2000 Select Portfolio, Series 2
                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                 Percentage
                                                                                 of Aggregate    Market       Cost of
Number       Ticker Symbol and                                                   Offering        Value per    Securities to
of Shares    Name of Issuer of Securities (1)                                    Price           Share        the Trust (2)
_________    _____________________________________                               _________       ______       _____________
             Application Software
             __________________
 71          ADBE       Adobe Systems Incorporated                                 4%            $ 80.625     $  5,724
 72          DOX        Amdocs Limited                                             4%              81.688        5,882
 29          CMVT       Comverse Technology, Inc.                                  4%             208.813        6,056
 63          MSFT       Microsoft Corporation                                      4%              93.375        5,883
125          PAYX       Paychex, Inc.                                              4%              47.875        5,984
 39          PHCM       Phone.com, Inc.                                            4%             147.188        5,740
 90          RNWK       RealNetworks, Inc.                                         4%              64.250        5,782

             Computer Data Security Software
             __________________
 27          CHKP       Check Point Software Technologies Ltd. (3)                 4%             220.500        5,953
 25          VRSN       VeriSign, Inc.                                             4%             245.688        6,142

             e-Business Software
             __________________
 20          ARBA       Ariba, Inc.                                                4%             299.688        5,994
 48          BEAS       BEA Systems, Inc.                                          4%             124.000        5,952
 24          BVSN       BroadVision, Inc.                                          4%             248.500        5,964
 27          CMRC       Commerce One, Inc.                                         4%             222.938        6,019
 51          ISLD       Digital Island, Inc.                                       4%             111.250        5,674
 30          FMKT       FreeMarkets, Inc.                                          4%             204.000        6,120
 91          PRGN       Peregrine Systems, Inc.                                    4%              65.156        5,929

             Enterprise Software
             __________________
126          BMCS       BMC Software, Inc.                                         4%              47.063        5,930
 59          CTXS       Citrix Systems, Inc.                                       4%              97.250        5,738
 90          COGN       Cognos, Inc. (3)                                           4%              66.063        5,946
287          CPWR       Compuware Corporation                                      4%              20.500        5,884
 38          ITWO       i2 Technologies, Inc.                                      4%             159.188        6,049
 86          ORCL       Oracle Corporation                                         4%              68.500        5,891
 82          SAP        SAP AG (ADR)                                               4%              72.375        5,935
 43          SEBL       Siebel Systems, Inc.                                       4%             136.563        5,872
 29          VRTS       VERITAS Software Corporation                               4%             204.625        5,934
                                                                                 _______                      ________
                              Total Investments                                  100%                         $147,977
                                                                                 ======                       ========

_____________

See "Notes to Schedules of Investments" on page 25.

                         Schedule of Investments

             World Wide Wireless Select Portfolio, Series 2
                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                  Percentage
                                                                                  of Aggregate   Market       Cost of
Number      Ticker Symbol and                                                     Offering       Value per    Securities to
of Shares   Name of Issuer of Securities (1)                                      Price          Share        the Trust (2)
_________   _____________________________________                                 _________      ______       _____________
            Communications Services (Domestic)
            _____________________________
92          T          AT&T Corp.                                                 3.35%          $ 54.313     $  4,997
90          BEL        Bell Atlantic Corporation                                  3.33%            55.250        4,973
39          NXTL       Nextel Communications, Inc. (Class A)                      3.29%           125.875        4,909
33          PHCM       Phone.com, Inc.                                            3.25%           147.188        4,857
93          PCS        Sprint Corp. (PCS Group) (4)                               3.32%            53.375        4,964
75          USM        United States Cellular Corporation                         3.37%            67.000        5,025

            Communications Services (International)
            ________________________________
69          CWP        Cable & Wireless Plc (ADR)                                 3.35%            72.375        4,994
26          CHL        China Telecom (Hong Kong) Limited (ADR)                    3.27%           187.563        4,877
53          DT         Deutsche Telekom AG (ADR)                                  3.45%            97.063        5,144
68          MICC       Millicom International Cellular S.A. (3)                   3.34%            73.250        4,981
23          NMCNY      NTT Mobile Communications Network, Inc. (ADR)              3.19%           207.000        4,761
98          SKM        SK Telecom Co. Ltd. (ADR)                                  3.33%            50.688        4,967
59          SNRA       Sonera Oy (ADR)                                            3.33%            84.250        4,971
28          TI         Telecom Italia SpA (ADR)                                   3.38%           180.000        5,040
55          TEF        Telefonica S.A. (ADR)                                      3.37%            91.500        5,032
87          VOD        Vodafone AirTouch Plc (ADR)                                3.35%            57.438        4,997

            Communications Equipment
            ______________________
24          CMVT       Comverse Technology, Inc.                                  3.36%           208.813        5,012
60          CNXT       Conexant Systems, Inc.                                     3.21%            79.813        4,789
49          ERICY      LM Ericsson AB (ADR)                                       3.30%           100.500        4,924
36          HLIT       Harmonic Inc.                                              3.43%           142.313        5,123
59          KOPN       Kopin Corporation                                          3.57%            90.438        5,336
70          LU         Lucent Technologies Inc.                                   3.38%            72.000        5,040
29          MOT        Motorola, Inc.                                             3.39%           174.438        5,059
23          NOK        Nokia Oy (ADR)                                             3.27%           212.063        4,877
42          NT         Nortel Networks Corporation (3)                            3.33%           118.250        4,967
32          PWAV       Powerwave Technologies, Inc.                               3.30%           153.750        4,920
37          QCOM       QUALCOMM Incorporated                                      3.28%           132.188        4,891
32          RFMD       RF Micro Devices, Inc.                                     3.22%           150.000        4,800
33          RIMM       Research in Motion Limited                                 3.45%           156.125        5,152
42          TQNT       TriQuint Semiconductor, Inc.                               3.24%           115.125        4,835
                                                                                  _______                     ________
                              Total Investments                                    100%                       $149,214
                                                                                  =======                     ========

_____________

See "Notes to Schedules of Investments" on page 25.

                         Schedule of Investments

                      Bandwidth Portfolio, Series 3
                                 FT 415



                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000



                                                                                 Percentage
                                                                                 of Aggregate    Market       Cost of
Number       Ticker Symbol and                                                   Offering        Value per    Securities to
of Shares    Name of Issuer of Securities (1)                                    Price           Share        the Trust (2)
_________    _____________________________________                               _________       ______       _____________
             Communications Services
             _____________________
111          T          AT&T Corp.                                                 4%            $ 54.313     $  6,029
102          GBLX       Global Crossing Ltd. (3)                                   4%              54.375        5,546
 52          LVLT       Level 3 Communications, Inc.                               4%             115.875        6,026
126          WCOM       MCI WorldCom, Inc.                                         4%              47.813        6,024
 97          Q          Qwest Communications International Inc.                    4%              58.938        5,717

             Communications Equipment
             _____________________
130          ADCT       ADC Telecommunications, Inc.                               4%              45.000        5,850
 64          CMTN       Copper Mountain Networks, Inc.                             4%              91.125        5,832
 84          LU         Lucent Technologies Inc.                                   4%              72.000        6,048
 50          NT         Nortel Networks Corporation (3)                            4%             118.250        5,912
113          TLAB       Tellabs, Inc.                                              4%              53.063        5,996

             Fiber Optics
             __________
 37          CIEN       CIENA Corporation                                          4%             157.813        5,839
 43          HLIT       Harmonic Inc.                                              4%             142.313        6,119
 22          JDSU       JDS Uniphase Corporation                                   4%             273.000        6,006

             Networking Products
             ________________
 45          CSCO       Cisco Systems, Inc.                                        4%             132.750        5,974
 22          JNPR       Juniper Networks, Inc.                                     4%             260.250        5,725
 19          RBAK       Redback Networks Inc.                                      4%             299.688        5,694

             Semiconductors
             _____________
 23          AMCC       Applied Micro Circuits Corporation                         4%             255.438        5,875
 29          BRCM       Broadcom Corporation (Class A)                             4%             206.125        5,978
 72          CNXT       Conexant Systems, Inc.                                     4%              79.813        5,747
 31          PMCS       PMC-Sierra, Inc. (3)                                       4%             185.438        5,749
 63          VTSS       Vitesse Semiconductor Corporation                          4%              93.750        5,906

             Wireless Communications
             _____________________
 59          ERICY      L.M. Ericsson AB (ADR)                                     4%             100.500        5,930
 35          MOT        Motorola, Inc.                                             4%             174.438        6,105
 28          NOK        Nokia Oy (ADR)                                             4%             212.063        5,938
 44          QCOM       QUALCOMM Incorporated                                      4%             132.188        5,816
                                                                                 ______                       _________
                              Total Investments                                  100%                         $147,381
                                                                                 ======                       =========

_____________

See "Notes to Schedules of Investments" on page 25.

                        Schedule of Investments

                  e-Infrastructure Portfolio, Series 2
                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                 Percentage
                                                                                 of Aggregate      Market       Cost of
Number        Ticker Symbol and                                                  Offering          Value per    Securities to
of Shares    Name of Issuer of Securities (1)                                    Price             Share        the Trust (2)
_________    _____________________________________                               _________         ______       _____________
             Access/Information Providers
             _______________________
111          T          AT&T Corp.                                                 4%            $ 54.313      $  6,029
126          WCOM       MCI WorldCom, Inc.                                         4%              47.813         6,024
 97          Q          Qwest Communications International Inc.                    4%              58.938         5,717

             Communications Equipment
             _______________________
 22          JDSU       JDS Uniphase Corporation                                   4%             273.000         6,006
 84          LU         Lucent Technologies Inc.                                   4%              72.000         6,048
 50          NT         Nortel Networks Corporation (3)                            4%             118.250         5,912
113          TLAB       Tellabs, Inc.                                              4%              53.063         5,996

             Computers & Peripherals
             _______________________
136          DELL       Dell Computer Corporation                                  4%              44.938         6,112
 51          EMC        EMC Corporation                                            4%             116.625         5,948
 44          HWP        Hewlett-Packard Company                                    4%             133.813         5,888
 51          INTC       Intel Corporation                                          4%             115.750         5,903
 62          SUNW       Sun Microsystems, Inc.                                     4%              96.063         5,956

             Networking Products
             _______________________
 45          CSCO       Cisco Systems, Inc.                                        4%             132.750         5,974
 64          CMTN       Copper Mountain Networks, Inc.                             4%              91.125         5,832
 19          RBAK       Redback Networks Inc.                                      4%             299.688         5,694

             Software
             _______________________
 24          BVSN       BroadVision, Inc.                                          4%             248.500         5,964
 27          CHKP       Check Point Software Technologies Ltd. (3)                 4%             220.500         5,953
 51          ISLD       Digital Island, Inc.                                       4%             111.250         5,674
 41          EXDS       Exodus Communications, Inc.                                4%             147.438         6,045
 40          INKT       Inktomi Corporation                                        4%             145.500         5,820
 43          KANA       Kana Communications, Inc.                                  4%             141.000         6,063
 63          MSFT       Microsoft Corporation                                      4%              93.375         5,883
 87          ORCL       Oracle Corporation                                         4%              68.500         5,959
 90          RNWK       RealNetworks, Inc.                                         4%              64.250         5,783
 25          VRSN       VeriSign, Inc.                                             4%             245.688         6,142
                                                                                 _______                       ________
                          Total Investments                                      100%                          $148,325
                                                                                 ======                        ========
_____________

See "Notes to Schedules of Investments" on page 25.

                          Schedule of Investments

                 Genomics & Proteomics Portfolio Series
                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                 Percentage
                                                                                 of Aggregate    Market       Cost of
Number       Ticker Symbol and                                                   Offering        Value per    Securities to
of Shares    Name of Issuer of Securities (1)                                    Price           Share        the Trust (2)
_________    _____________________________________                               _________       ______       _____________
 14          ABGX       Abgenix, Inc.                                            3.42%           $362.500     $  5,075
 17          AFFX       Affymetrix, Inc.                                         3.34%            291.000        4,947
 76          AMGN       Amgen Inc.                                               3.35%             65.313        4,964
 45          BGEN       Biogen, Inc.                                             3.32%            109.563        4,930
 56          CORR       COR Therapeutics, Inc.                                   3.35%             88.750        4,970
 21          CRA        Celera Genomics Group                                    3.26%            230.000        4,830
 82          CHIR       Chiron Corporation                                       3.45%             62.438        5,120
 22          CRGN       CuraGen Corporation                                      3.36%            226.750        4,988
 77          EMIS       Emisphere Technologies, Inc.                             3.48%             67.000        5,159
 73          ENZN       Enzon, Inc.                                              3.47%             70.500        5,146
 34          GLGC       Gene Logic Inc.                                          3.32%            144.625        4,917
 23          DNA        Genentech, Inc.                                          3.33%            214.500        4,934
 80          GENE       Genome Therapeutics Corp.                                2.94%             54.438        4,355
 88          GENZ       Genzyme Corporation (General Division)                   3.34%             56.313        4,956
 63          GILD       Gilead Sciences, Inc.                                    3.31%             78.000        4,914
 23          HGSI       Human Genome Sciences, Inc.                              3.32%            214.125        4,925
 53          HYSQ       Hyseq, Inc.                                              3.28%             91.875        4,869
 35          IDPH       IDEC Pharmaceuticals Corporation                         3.28%            139.063        4,867
 36          IMCL       ImClone Systems Incorporated                             3.43%            141.375        5,089
 23          INMX       Immunex Corporation                                      3.43%            220.938        5,082
 22          INCY       Incyte Pharmaceuticals, Inc.                             3.31%            222.938        4,905
 53          LYNX       Lynx Therapeutics, Inc.                                  3.22%             90.000        4,770
 29          MEDX       Medarex, Inc.                                            3.45%            176.250        5,111
 25          MEDI       MedImmune, Inc.                                          3.34%            198.125        4,953
 20          MLNM       Millennium Pharmaceuticals, Inc.                         3.44%            255.188        5,104
 34          MYGN       Myriad Genetics, Inc.                                    3.26%            142.250        4,837
 52          NGEN       Nanogen, Inc.                                            3.40%             96.875        5,037
129          NBIX       Neurocrine Biosciences, Inc.                             3.39%             39.000        5,031
 19          PDLI       Protein Design Labs, Inc.                                3.23%            251.875        4,786
 66          TKTX       Transkaryotic Therapies, Inc.                            3.18%             71.438        4,715
                                                                                 _______                      ________
                              Total Investments                                   100%                        $148,286
                                                                                 ======                       ========

_____________

See "Notes to Schedules of Investments" on page 25.

                           Schedule of Investments

                   Global Technology Portfolio Series
                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                 Percentage        Market       Cost of
Number       Ticker Symbol and                                                   of Aggregate      Value per    Securities to
of Shares    Name of Issuer of Securities (1)                                    Offering Price    Share        the Trust (2)
_________    _____________________________________                               _________         ______       _____________
             Communications Equipment
             _____________________
 38          CSCO       Cisco Systems, Inc.                                       3.39%            $132.750     $  5,045
 49          ERICY      L.M. Ericsson AB (ADR)                                    3.31%             100.500        4,925
 18          JDSU       JDS Uniphase Corporation                                  3.30%             273.000        4,914
 70          LU         Lucent Technologies Inc.                                  3.39%              72.000        5,040
 23          NOK        Nokia Oy (ADR)                                            3.28%             212.063        4,877
 42          NT         Nortel Networks Corporation (3)                           3.34%             118.250        4,966
 37          QCOM       QUALCOMM Incorporated                                     3.29%             132.188        4,891
 95          TLAB       Tellabs, Inc.                                             3.39%              53.063        5,041

             Computers & Peripherals
             _____________________
113          DELL       Dell Computer Corporation                                 3.41%              44.938        5,078
 42          EMC        EMC Corporation                                           3.29%             116.625        4,898
 37          HWP        Hewlett-Packard Company                                   3.33%             133.813        4,951
 48          IBM        International Business Machines Corporation               3.33%             103.375        4,962
 71          SLR        Solectron Corporation                                     3.32%              69.500        4,934
 51          SUNW       Sun Microsystems, Inc.                                    3.29%              96.063        4,899

             Computer Software & Services
             ________________________
105          BMCS       BMC Software, Inc.                                        3.32%              47.063        4,942
 23          CHKP       Check Point Software Technologies Ltd. (3)                3.41%             220.500        5,072
 52          MSFT       Microsoft Corporation                                     3.26%              93.375        4,856
 72          ORCL       Oracle Corporation                                        3.31%              68.500        4,932
 69          SAP        SAP AG (ADR)                                              3.36%              72.375        4,994

             Electronics
             _________
121          CANNY      Canon Inc. (ADR)                                          3.39%              41.625        5,037
 28          KYO        Kyocera Corporation (ADR)                                 3.37%             179.000        5,012
 25          PHG        Koninklijke (Royal) Philips Electronics N.V. (3)          3.32%             197.750        4,944

             Semiconductor Equipment
             ____________________
 36          ASML       ASM Lithography Holding N.V. (3)                          3.42%             141.500        5,094
 27          AMAT       Applied Materials, Inc.                                   3.28%             180.516        4,874
 79          NVLS       Novellus Systems, Inc.                                    3.21%              60.500        4,780

             Semiconductors
             ____________
 61          ALTR       Altera Corporation                                        3.36%              81.875        4,994
 43          INTC       Intel Corporation                                         3.35%             115.750        4,977
 26          PMCS       PMC-Sierra, Inc. (3)                                      3.24%             185.438        4,821
 25          STM        STMicroelectronics N.V. (3)                               3.36%             200.250        5,006
 29          TXN        Texas Instruments, Inc.                                   3.38%             173.250        5,024
                                                                                 _______                        ________
                               Total Investments                                   100%                         $148,780
                                                                                 ======                         ========

_____________

See "Notes to Schedules of Investments" on page 25.

                          Schedule of Investments

              Software Innovations 2000 Portfolio, Series 3
                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                 Percentage
                                                                                 of Aggregate    Market       Cost of
Number       Ticker Symbol and                                                   Offering        Value per    Securities to
of Shares    Name of Issuer of Securities (1)                                    Price           Share        the Trust (2)
_________    _____________________________________                               _________       ______       _____________
             Application Software
             __________________
 71          ADBE       Adobe Systems Incorporated                                 4%            $ 80.625     $  5,724
 72          DOX        Amdocs Limited                                             4%              81.688        5,882
 29          CMVT       Comverse Technology, Inc.                                  4%             208.813        6,056
 63          MSFT       Microsoft Corporation                                      4%              93.375        5,883
125          PAYX       Paychex, Inc.                                              4%              47.875        5,984
 39          PHCM       Phone.com, Inc.                                            4%             147.188        5,740
 90          RNWK       RealNetworks, Inc.                                         4%              64.250        5,782

             Computer Data Security Software
             __________________
 27          CHKP       Check Point Software Technologies Ltd. (3)                 4%             220.500        5,953
 25          VRSN       VeriSign, Inc.                                             4%             245.688        6,142

             e-Business Software
             __________________
 20          ARBA       Ariba, Inc.                                                4%             299.688        5,994
 48          BEAS       BEA Systems, Inc.                                          4%             124.000        5,952
 24          BVSN       BroadVision, Inc.                                          4%             248.500        5,964
 27          CMRC       Commerce One, Inc.                                         4%             222.938        6,019
 51          ISLD       Digital Island, Inc.                                       4%             111.250        5,674
 30          FMKT       FreeMarkets, Inc.                                          4%             204.000        6,120
 91          PRGN       Peregrine Systems, Inc.                                    4%              65.156        5,929

             Enterprise Software
             __________________
126          BMCS       BMC Software, Inc.                                         4%              47.063        5,930
 59          CTXS       Citrix Systems, Inc.                                       4%              97.250        5,738
 90          COGN       Cognos, Inc. (3)                                           4%              66.063        5,946
287          CPWR       Compuware Corporation                                      4%              20.500        5,884
 38          ITWO       i2 Technologies, Inc.                                      4%             159.188        6,049
 86          ORCL       Oracle Corporation                                         4%              68.500        5,891
 82          SAP        SAP AG (ADR)                                               4%              72.375        5,935
 43          SEBL       Siebel Systems, Inc.                                       4%             136.563        5,872
 29          VRTS       VERITAS Software Corporation                               4%             204.625        5,934
                                                                                 _______                      ________
                               Total Investments                                 100%                         $147,977
                                                                                 =======                      ========

_____________

See "Notes to Schedules of Investments" on page 25.

                        Schedule of Investments

                 World Wide Wireless Portfolio, Series 2
                                 FT 415


                    At the Opening of Business on the
                  Initial Date of Deposit-March 3, 2000


                                                                                   Percentage
                                                                                   of Aggregate  Market      Cost of
Number        Ticker Symbol and                                                    Offering      Value per   Securities to
of Shares     Name of Issuer of Securities (1)                                     Price         Share       the Trust (2)
_________     _____________________________________                                _________     ______      _____________
            Communications Services (Domestic)
            __________________________________
92          T          AT&T Corp.                                                  3.35%         $ 54.313    $  4,997
90          BEL        Bell Atlantic Corporation                                   3.33%           55.250       4,973
39          NXTL       Nextel Communications, Inc. (Class A)                       3.29%          125.875       4,909
33          PHCM       Phone.com, Inc.                                             3.25%          147.188       4,857
93          PCS        Sprint Corp. (PCS Group) (4)                                3.32%           53.375       4,964
75          USM        United States Cellular Corporation                          3.37%           67.000       5,025

            Communications Services (International)
            _______________________________________
69          CWP        Cable & Wireless Plc (ADR)                                  3.35%           72.375       4,994
26          CHL        China Telecom (Hong Kong) Limited (ADR)                     3.27%          187.563       4,877
53          DT         Deutsche Telekom AG (ADR)                                   3.45%           97.063       5,144
68          MICC       Millicom International Cellular S.A. (3)                    3.34%           73.250       4,981
23          NMCNY      NTT Mobile Communications Network, Inc. (ADR)               3.19%          207.000       4,761
98          SKM        SK Telecom Co. Ltd. (ADR)                                   3.33%           50.688       4,967
59          SNRA       Sonera Oy (ADR)                                             3.33%           84.250       4,971
28          TI         Telecom Italia SpA (ADR)                                    3.38%          180.000       5,040
55          TEF        Telefonica S.A. (ADR)                                       3.37%           91.500       5,032
87          VOD        Vodafone AirTouch Plc (ADR)                                 3.35%           57.438       4,997

            Communications Equipment
            _________________________
24          CMVT       Comverse Technology, Inc.                                   3.36%          208.813       5,012
60          CNXT       Conexant Systems, Inc.                                      3.21%           79.813       4,789
49          ERICY      LM Ericsson AB (ADR)                                        3.30%          100.500       4,924
36          HLIT       Harmonic Inc.                                               3.43%          142.313       5,123
59          KOPN       Kopin Corporation                                           3.57%           90.438       5,336
70          LU         Lucent Technologies Inc.                                    3.38%           72.000       5,040
29          MOT        Motorola, Inc.                                              3.39%          174.438       5,059
23          NOK        Nokia Oy (ADR)                                              3.27%          212.063       4,877
42          NT         Nortel Networks Corporation (3)                             3.33%          118.250       4,967
32          PWAV       Powerwave Technologies, Inc.                                3.30%          153.750       4,920
37          QCOM       QUALCOMM Incorporated                                       3.28%          132.188       4,891
32          RFMD       RF Micro Devices, Inc.                                      3.22%          150.000       4,800
33          RIMM       Research in Motion Limited                                  3.45%          156.125       5,152
42          TQNT       TriQuint Semiconductor, Inc.                                3.24%          115.125       4,835
                                                                                  _______                     _______
                             Total Investments                                      100%                     $149,214
                                                                                  ======                     ========
_____________

See "Notes to Schedules of Investments" on page 25.

Page 24


                    NOTES TO SCHEDULES OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. We entered into purchase contracts for the Securities on March 2 and 3, 2000. Each Select Portfolio Series has a Mandatory Termination Date of September 4, 2001. Each Portfolio Series has a Mandatory Termination Date of March 15, 2005.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired (generally determined by the closing sale prices of the listed Securities and the ask prices of the over-the-counter traded Securities at the Evaluation Time on the business day preceding the Initial Date of Deposit). The valuation of the Securities has been determined by the Evaluator, an affiliate of ours. The cost of the Securities to us and our loss (which is the difference between the cost of the Securities to us and the cost of the Securities to a Trust) are set forth below:

                                                          Cost of
                                                          Securities      Profit
                                                          to Sponsor      (Loss)
                                                          __________      _______
Bandwidth Select Portfolio, Series 3                      $147,417        $ (36)
e-Infrastructure Select Portfolio, Series 2               148,509          (184)
Genomics & Proteomics Select Portfolio Series             148,440          (154)
Global Technology Select Portfolio Series                 148,863           (83)
Software Innovations 2000 Select Portfolio, Series 2      148,074           (97)
World Wide Wireless Select Portfolio, Series 2            149,310           (96)
Bandwidth Portfolio, Series 3                             147,417           (36)
e-Infrastructure Portfolio, Series 2                      148,509          (184)
Genomics & Proteomics Portfolio Series                    148,440          (154)
Global Technology Portfolio Series                        148,863           (83)
Software Innovations 2000 Portfolio, Series 3             148,094          (117)
World Wide Wireless Portfolio, Series 2                   149,310           (96)

(3) This Security represents the common stock of a foreign company which trades directly on a U.S. national securities exchange.

(4) MCI Worldcom, Inc. ("Worldcom") has recently announced plans to acquire Sprint Corporation ("Sprint"). Each share of Sprint (PCS Group) will be exchanged for one share of Worldcom PCS tracking stock and .1547 shares of Worldcom common stock. As a result of this expected transaction, it is anticipated that the World Wide Wireless Select Portfolio, Series 2 and World Wide Wireless Portfolio, Series 2 will receive shares of common stock of Worldcom and shares of Worldcom PCS tracking stock in exchange for the shares of Sprint (PCS Group) which they hold. The transaction is subject to the approval of the shareholders of both companies and various regulatory authorities.

                      The FT Series

The FT Series Defined.

We, Nike Securities L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 415, consists of 12 separate portfolios set forth below:

- Bandwidth Select Portfolio, Series 3
- e-Infrastructure Select Portfolio, Series 2
- Genomics & Proteomics Select Portfolio Series
- Global Technology Select Portfolio Series
- Software Innovations 2000 Select Portfolio, Series 2
- World Wide Wireless Select Portfolio, Series 2
- Bandwidth Portfolio, Series 3
- e-Infrastructure Portfolio, Series 2
- Genomics & Proteomics Portfolio Series
- Global Technology Portfolio Series
- Software Innovations 2000 Portfolio, Series 3
- World Wide Wireless Portfolio, Series 2

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE TRUSTEE AT 1-800-682-7520.

Mandatory Termination Date.

Each Trust will terminate on the Mandatory Termination Date set forth in the "Summary of Essential Information" for each Trust. Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among Nike Securities L.P., as Sponsor, The Chase Manhattan Bank as Trustee and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit, we deposited the portfolios of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units
("Units").

With our deposit of Securities on the Initial Date of Deposit we established a percentage relationship among the Securities in each Trust's portfolio, as stated under "Schedule of Investments" for each Trust. After the Initial Date of Deposit, we may deposit additional Securities in the Trusts, or cash (including a letter of credit) with instructions to buy more Securities to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit, and not the percentage relationship existing on the day we are creating new Units, since the two may differ. This difference may be due to the sale, redemption or liquidation of any of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in the Trusts, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in a Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trusts pay the associated brokerage fees. To reduce this dilution, the Trusts will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for the Trusts to buy Securities. If we or an affiliate of ours act as agent to the Trusts, we will be subject to the restrictions under the Investment Company Act of 1940, as amended.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trusts. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in a Trust fails, unless we can purchase substitute Securities ("Replacement Securities"), we will refund to you that portion of the purchase price and sales charge resulting from the failed contract on the next Income Distribution Date. Any Replacement Security a Trust acquires will be identical to those from the failed contract.

                       Portfolios

Objectives.

The objective of each Trust is to provide investors with the potential for above-average capital appreciation through an investment in a diversified portfolio of common stocks of companies in the sector or investment focus for which the Trust is named. A diversified portfolio helps to offset the risks normally associated with such an investment, although it does not eliminate them entirely. The companies selected for the Trusts have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the Sponsor's research analysts. Each Select Portfolio Series has an expected maturity of approximately 18 months whereas each Portfolio Series has an expected maturity of approximately five years.

Bandwidth Select Portfolio, Series 3 and Bandwidth Portfolio, Series 3 each consist of a portfolio of common stocks of telecommunications companies which are focusing on bandwidth technologies. The term bandwidth refers to the amount of information that can be transmitted from one user to another in a given amount of time. The speed at which these signals travel is often as important to the end-user as the information that is being transmitted. The growing demand for bandwidth is being driven by the surge in the volume and complexity of data communications on the Internet. For example, it would take more bandwidth to download a video game off the Internet in one second than a page of text.

Now that the Internet infrastructure is firmly in place, the demand for bandwidth should continue to grow as more people access the Web worldwide, and as telecommunications service providers begin to mass market their newer and faster broadband systems.

The following factors support our positive outlook for the companies in these portfolios:

- Communications networks presently carry nearly 30 times more voice traffic than data. In light of the growth in Internet usage, data traffic is expected to surpass voice communications in the years ahead.

- Wireless communications is now the fastest growing segment of the communications equipment market. The demand for wireless products and services should continue to grow as analog networks are upgraded to digital systems. Digital signals will accommodate wireless data communications and potentially increase demand for bandwidth.

- The transition from copper wiring to fiber-optics is occurring at a brisk pace. In 1998, it is estimated that over 20 million miles of fiber cables were installed across the United States.

- Internet access revenues are expected to shift from independent Internet service providers to telecom and cable companies.


Deregulation. The U.S. Telecommunications Act of 1996 and the 1997 Telecommunications Agreement, passed by the World Trade Organization, have opened markets domestically and internationally to encourage competition and capital investment. New service providers are investing aggressively in network equipment.


Broadband Systems. The future of high-speed access to the Internet lies in Digital Subscriber Lines (DSL) and cable modems. A new DSL technology standard, known as the G.Lite, will allow for high-speed Internet access concurrent with normal telephone service. The technology can be installed directly by consumers into their PCs, so there will be no added cost to the telecommunications carriers.

Communications Equipment. The demand for value-added services, like high-speed Internet access, should continue to fuel demand for more bandwidth and communications equipment. On a worldwide basis, demand for communications equipment was estimated at approximately $250 billion in 1997. With the level of competition intensifying, telecommunications companies have the potential to spend more on equipment in the future.

e-Infrastructure Select Portfolio, Series 2 and e-Infrastructure
Portfolio, Series 2 each consist of a portfolio of common stocks of technology companies which provide the infrastructure which helped build the Internet.

As you probably know by now, the Internet has evolved into much more than just the "information superhighway"; it is also a place where individuals and companies can transact business. In fact, some companies believe so strongly in the future of e-commerce that they have abandoned the more traditional business models that favor bricks-and-mortar selling.

The good news for investors is that the Internet's infrastructure is supported by a relatively small universe of high-tech companies representing the following industries: access/information providers, data networking/communications equipment, computers & peripherals, software and venture capital. These companies are responsible for providing the kind of cutting-edge technology needed to deliver such popular Internet services as high-speed access, video downloads and e-mail.

Consider the following factors:

- The average e-commerce Web site costs $1 million to develop and takes five months to complete. When you consider the need for ongoing products and services, infrastructure is big business.

- The Internet economy, though still in its formative stages, generated approximately $300 billion in revenue in the United States in 1998. To put this new economy into perspective, the auto and telecommunications industries, far more mature, generated approximately $350 and $270 billion of revenue, respectively, over the same period.

- Capital investment in the Internet server market has risen dramatically over the past three years. Internet server revenue has jumped from approximately $1.7 billion in 1996 to approximately $13.3 billion in 1998. As the Internet grows, the demand for servers has the potential to grow as well.

- Communications companies presently carry nearly 30 times more voice traffic than data. Thanks to the Internet, data traffic is expected to surpass voice communications in the years ahead.

Information Technology (IT) equipment spending continues to be the largest category of industrial spending for all types of capital equipment. Between 1993 and 1998, on an inflation adjusted basis, IT equipment spending accounted for more than half of the growth in equipment spending.


e-Commerce Fuels Innovation. Technology and the Internet have played an integral part in the economic prosperity enjoyed by the United States during the 1990s. The anticipated growth in e-commerce has the potential to continue fueling the need for more technological innovation as businesses of all sizes embrace the concept of transacting business online. When you consider that there are approximately 200 million people connected to the Web worldwide, it only makes sense to consider investing in the companies that make it all possible.


Genomics & Proteomics Select Portfolio Series and Genomics & Proteomics Portfolio Series each consist of a portfolio of common stocks of biotechnology companies and pharmaceutical companies that are actively participating in genomics and proteomics research. Biotechnology companies are continually trying to understand the cause of disease in order to find appropriate treatments or even cures. Two of the more prominent methods used to increase the speed and accuracy of drug discovery and development are genomics and proteomics.

Genomics. Genomics refers to the study of the entire collection of human genes. By deciphering the human genetic code, researchers hope to expose the genes that are responsible for the disease they are targeting. Advances in this area allow researchers to develop starting points to treat the causes of the targeted disease.


Proteomics. Proteomics is the link between genes, proteins and disease. Protein mediators control the gene's actions and are responsible for normal biological functions and disease mechanisms. Many of the top selling drugs either target proteins or are proteins. We expect data obtained from proteomic and protein expression profiles to provide an important level of information in contributing to the search for new disease targets and an understanding of the biological basis of disease. Development in this area should help to identify how the diseases start and how they progress.


Research & Development. The essence of biotechnology lies in R&D. Since the first biotech breakthrough in 1982, which involved genetically engineered human insulin, nearly 100 products have come to market. The recent advances in computer science technology have the potential to expedite the process of moving medicines through the pipeline.

Consider the following factors:

- The Biotechnology Industry Organization estimates that more than 200 million people worldwide have been helped by over 90 biotechnology products and vaccines.

- We believe the future growth prospects for the industry are bright due to the potential for an increased demand from an aging population that is facing longer life expectancies.

- There are currently over 300 products in the late stages of clinical trials as compared to only 30 back in 1991.

- A faster FDA approval process coupled with an increase in the length of patent protection, from 17 to 20 years, are two positive changes instituted to help biotechnology companies grow their businesses.

Global Technology Select Portfolio Series and Global Technology
Portfolio Series each consist of a portfolio of common stocks of technology companies which are working to meet the potential increase in worldwide demand for telecommunications and technology that is being created by the e-revolution.

Although the Internet has made an astounding impact in the United States, many other countries have been slow to embrace its potential. Industry experts believe that this trend is about to change. According to the Computer Industry Almanac, it is estimated that by the year 2005 the number of Internet users will have grown at such a rapid pace outside of North America that they believe Europe will have the leading market for Internet users. Other regions are anticipated to show strong growth as well, with the Asia-Pacific region leading the way. Much of this anticipated potential growth is being attributed to easier access to the Internet through low cost PC's, Web-ready phones, and information appliances, along with more affordable service.

A Wireless World. We expect much of the future growth in the wireless industry to come from developing countries and remote rural villages. Wireless technology is a far more viable means of communication for these areas because it offers significant cost savings over the more traditional wireline services. In fact, some European countries already use wireless technology as their primary communication source. For instance, in Scandinavia almost half of the population uses wireless phones.

B2B Boom. Until recently, the media has focused its attention primarily on companies that are engaging in business to consumer e-commerce. In our opinion, it is now becoming apparent that business-to-business e-commerce is growing at a much faster rate than the more consumer driven market. By conducting business online, companies are not only removing domestic geographical boundaries, but global boundaries as well.

Internet Infrastructure. The anticipated growth in e-commerce has the potential to continue fueling the need for more technological innovation as businesses of all sizes embrace the concept of transacting business online. When you consider that there are approximately 200 million people connected to the Web worldwide, it only makes sense to consider investing in the companies that make it all possible.

Consider the following factors:

- Forrester Research predicts that global online advertising spending has the potential to increase nearly 10 fold by 2004, with an increasing portion of the spending occurring outside of the U.S.

- According to Visa International, the B2B e-commerce growth rate of most European countries is anticipated to outpace their GDP growth rate by nearly 30 times over the next several years.

- It is estimated that corporations around the world have the potential to experience an aggregate cost savings in excess of one trillion dollars over the next several years by transacting business via the Internet.

- It is estimated that there will be approximately 250 million subscribers to global wireless services in 2000, making it one of the fastest growing segments of the telecommunications industry.

- The Internet economy as a whole generated approximately $500 billion in revenue in 1999.

Software Innovations 2000 Select Portfolio, Series 2 and Software Innovations 2000 Portfolio, Series 3 each consist of a portfolio of common stocks of companies that provide software products and services to address a wide variety of business needs, including application, computer data security, e-Business, enterprise and storage management.

The computer software industry has come a long way since the introduction of the first operating system. Today, one of the biggest challenges for software developers is to market products and services that are not only compatible with hardware, but improve its functionality.

The growing popularity of computer networking in the business community, coupled with the anticipated growth of e-commerce on the Internet, has boosted demand for software which can increase efficiency and productivity.

The following factors support our positive outlook for the software industry:

- Y2K related spending should begin to give way to corporate investment in other technological areas involving business application software.

- Consumer confidence levels are near 30-year highs. This indicates that consumers are very optimistic about the economy, which could lead to increased spending and borrowing for such big ticket items as personal computers and software.

- Software companies have traditionally marketed products that addressed back-office operations. Now that the Internet infrastructure is in place, the focus of technology is shifting to e-commerce. E-commerce represents a new opportunity and new challenges in the areas of front-office and customer service management.

- According to the U.S. Department of Commerce, core software industry annual receipts have increased from approximately $50 billion in 1990 to approximately $160 billion in 1998.

In our opinion, demand for software systems, such as those described in detail below, should experience significant growth in the near future.

Enterprise Resource Planning (ERP). ERP is high-end software designed to automate back-office operations for administrative purposes. ERP focuses on transaction management in areas such as manufacturing, distribution, accounting and human resources. It is estimated that 70% of Fortune 1,000 companies have either started ERP implementation or plan to by the year 2000.

Supply-Chain Management (SCM). Supply-chain software manages the flow of products across an entire operational spectrum ranging from raw materials procurement to the delivery of finished goods to consumers. SCM software helps companies forecast demand, shorten product life cycles and reduce inventories. Relative to ERP, SCM is less costly, takes less time to install, and tends to offer a return on investment much faster.

Customer Relationship Management (CRM). Unlike ERP and supply-chain software systems, which deal with back-office automation, CRM software focuses on front-office automation. This software automates sales, marketing, call center and field service operations. The emphasis on managing front-office activity should apply nicely to the facilitation of e-commerce. With the anticipated growth of e-commerce, we believe the market for CRM could grow significantly in coming years.

World Wide Wireless Select Portfolio, Series 2 and World Wide Wireless Portfolio, Series 2 each consist of a portfolio of common stocks of telecommunications companies which provide products and/or services used in wireless communications.

It is easy to see that the "Information Age" is transforming the way we work, the way we do business and the way we live. However, the one technology that may have the greatest impact on our lives is one that we cannot see-wireless communications. Wireless devices are enabling us to exchange information in ways and places we once could only dream of. The implementation of new technologies, combined with lower prices for wireless service, has made wireless communication possible for more people. Much of the future growth in the wireless industry is expected to come from developing countries and remote rural villages. Wireless technology is a far more viable means of communications for these areas because it offers significant cost savings over the more traditional wireline services. In fact, some European countries already use wireless technology as their primary communication source. For instance, in Scandinavia almost half the population uses wireless phones.

If you take a closer look at the wireless industry, it becomes apparent that it is truly a global industry. With the World Trade Organization's recent agreement to open the markets of its 72 member governments to foreign companies, there are abundant opportunities for expansion in this industry. Just as its wireline counterparts did previously, the wireless industry is anticipated to use mergers and acquisitions as a means of attaining new technologies, forging strategic alliances and reaching more consumers.

Consider the following factors:

- It is estimated that there will be approximately 250 million subscribers to global wireless services by 2000, making it one of the fastest growing segments of the telecommunications industry.

- The number of wireless subscribers worldwide has nearly tripled over the last three years.

- The U.S. Telecommunications Act of 1996 and the 1997
Telecommunications Agreement, passed by the World Trade Organization, have opened markets domestically and internationally to encourage competition and capital investment.

- In the United States alone, it is estimated that there could potentially be 25 times more people using a wireless link to the Internet by 2004.

- Annual service revenues have increased from under $1 billion in 1985 to more than $35 billion in 1999 (estimated).

You should be aware that predictions stated herein for the above industries or sectors may not be realized. In addition, the Securities contained in each Trust are not intended to be representative of the selected industry or sector as a whole and the performance of each Trust is expected to differ from that of its comparative industry or sector. Of course, as with any similar investments, there can be no guarantee that the objective of the Trusts will be achieved. See "Risk Factors" for a discussion of the risks of investing in the Trusts.

                      Risk Factors

Price Volatility. The Trusts invest in common stocks of U.S. and, for certain Trusts, foreign companies. The value of a Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

Because the Trusts are not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, especially the relatively short 18-month life of each Select Portfolio Series, or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain of the Securities in the Trusts may be issued by companies with market capitalizations of less than $1 billion. The share prices of these small-cap companies are often more volatile than those of larger companies as a result of several factors common to many such issuers, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.

Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.


Bandwidth/Communications Industry. Because more than 25% of each of the Bandwidth Portfolios and the World Wide Wireless Portfolios are invested in telecommunications companies, these Trusts are considered to be concentrated in the communications industry. A portfolio concentrated in a single industry may present more risks than a portfolio which is broadly diversified over several industries. The market for high technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence or loss of patent protection, cyclical market patterns, evolving industry standards and frequent new product introductions. Certain communications/bandwidth companies are subject to substantial governmental regulation, which among other things, regulates permitted rates of return and the kinds of services that a company may offer. The communications industry has experienced substantial deregulation in recent years. Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies. Competitive pressures are intense and communications stocks can experience rapid volatility.


Biotechnology/Pharmaceutical Industries. The Genomic & Proteomic Portfolios are considered to be concentrated in the biotechnology industry. Biotechnology and pharmaceutical companies are subject to changing government regulation, including price controls, national health insurance, managed care regulation and tax incentives or penalties related to medical insurance premiums, which could have a negative effect on the price and availability of their products and services. In addition, such companies face increasing competition from generic drug sales, the termination of their patent protection for certain drugs and technological advances which render their products or services obsolete. The research and development costs required to bring a drug to market are substantial and may include a lengthy review by the government, with no guarantee that the product will ever go to market or show a profit. Many of these companies may not offer certain drugs or products for several years, and as a result, may have significant losses of revenue and earnings.

Technology Industry. The e-Infrastructure Portfolios, the Global Technology Portfolios and the Software Innovations 2000 Portfolios are considered to be concentrated in the technology industry. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, especially those which are Internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, such as that concerning Microsoft Corporation, or of the industries represented by such issuers may negatively impact the share prices of these Securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the share prices of the Securities.

Year 2000 Problem. Many computer systems were not designed to properly process information and data involving dates of January 1, 2000 and thereafter. This is commonly known as the "Year 2000 Problem." The Trusts and their service providers do not appear to have been adversely affected by computer problems related to the transition to the year 2000. However, these problems could arise or be discovered in the future. We are unable to determine what impact the Year 2000 Problem has had or will have on any of the issuers of the Securities, but you should note that foreign issuers may have greater complications than other issuers.

Foreign Stocks. Certain of the Securities in certain of the Trusts are issued by foreign companies, which makes the Trusts subject to more risks than if they invested solely in domestic common stocks. These Securities are either directly listed on a U.S. securities exchange or are in the form of American Depositary Receipts ("ADRs") which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; and lack of liquidity of certain foreign markets.

                     Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the per Unit price of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The total sales charge (which combines an initial upfront sales charge and a deferred sales charge).


The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities and changes in the value of the Income and/or Capital Accounts.


Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for a Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of each Trust portfolio, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in a Trust. Securities will be sold to reimburse the Sponsor for a Trust's organization costs at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period (a significantly shorter time period than the life of the Trusts). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow a Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of a Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for a Trust in "Notes to Statements of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of a Trust is $1,000 worth of Units ($500 if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan).

Sales Charges.


The sales charge you will pay has both an initial and a deferred component. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge (3.25% of the Public Offering Price per Unit for the Select Portfolio Series and 4.50% of the Public Offering Price per
Unit for the Portfolio Series) and the maximum remaining deferred sales charge (initially $.225 per Unit for the Select Portfolio
Series and $.350 per Unit for the Portfolio Series). This initial sales charge is initially equal to approximately 1.00% of the Public Offering Price per Unit, but will vary from 1.00% depending on the purchase price of your Units and as deferred sales charge payments are made. The initial sales charge will exceed 1.00% when the Public Offering Price per Unit exceeds $10.00 and will be less than 1.00% when the Public Offering Price per Unit is less than $10.00. In certain cases, as a result of a reduction in the aggregate underlying value of the Securities, the Public Offering
Price of a Trust may fall to a level where you would not have to pay any initial sales charge. In this situation you would still be subject to any remaining deferred sales charge to be collected on your Units, the amount of which could exceed the maximum sales charge for a Trust set forth above. As a result of recent market declines, the maximum sales charge for Bandwidth Select Portfolio, Series 3, e-Infrastructure Select Portfolio, Series 2, Genomics and Proteomics Select Portfolio Series, Software Innovations 2000 Select Portfolio, Series 2, World Wide Wireless Select Portfolio, Series 2, Global Technology Portfolio Series, Bandwidth Portfolio, Series 3, e-Infrastructure Portfolio, Series 2, Genomics and Proteomics Portfolio Series, Software Innovations 2000 Portfolio, Series 3 and World Wide Wireless Portfolio, Series 2 may exceed that set forth above, but in no event will the maximum sales charge exceed 3.75% of the Public Offering Price for any of the above mentioned Select Portfolio Series or 5.50% of the Public Offering Price for any of the above mentioned Portfolio Series (except for Global Technology Portfolio Series for which the maximum sales charge shall not exceed 5.00% of the Public Offering Price).



Monthly Deferred Sales Charge. In addition, five monthly deferred sales charge payments of $.045 per Unit in the case of each Select Portfolio Series or $.07 per Unit in the case of each Portfolio Series will be deducted from a Trust's assets on approximately the 20th day of each month from October 20, 2000 through February 20, 2001. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 2.25% of the Public Offering Price in the case of each Select Portfolio Series or more than 3.5% of the Public Offering Price in the case of each Portfolio Series.



If you purchase Units after the last deferred sales charge payment has been assessed, your sales charge will consist of a one-time initial sales charge of 3.25% of the Public Offering Price per Unit (equivalent to 3.359% of the net amount invested) for each Select Portfolio Series and 4.50% of the Public Offering Price per Unit (equivalent to 4.712% of the net amount invested) for each Portfolio Series. For each Portfolio Series, the sales charge will be reduced by 1/2 of 1% on each subsequent March 31, commencing March 31, 2001, to a minimum sales charge of 3.00%.


Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for a "wrap fee account" as described below), the maximum sales charge is reduced as follows for each Select Portfolio Series:

                                    Your maximum
If you invest                       sales charge
(in thousands):*                    will be:
_________________                   ____________
$50 but less than $100              3.00%
$100 but less than $150             2.75%
$150 but less than $500             2.40%
$500 but less than $1,000           2.25%
$1,000 or more                      1.50%

For each Portfolio Series:

                                    Your maximum
If you invest                       sales charge
(in thousands):*                    will be:
_________________                   ____________
$50 but less than $100              4.25%
$100 but less than $250             4.00%
$250 but less than $500             3.50%
$500 or more                        2.50%

* Breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trusts in this prospectus with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge. Any reduced sales charge is the responsibility of the party making the sale.

If you own units of any other unit investment trusts sponsored by us you may use your redemption or termination proceeds from these trusts to purchase Units of the Trusts subject only to any remaining deferred sales charge to be collected on Units of the Trusts. Please note that you will be charged the amount of any remaining deferred sales charge on units you redeem when you redeem them.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

- Employees, officers and directors of the Sponsor, our related companies, dealers and their affiliates, and vendors providing services to us.

- Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons).

If you purchase Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" charge is imposed, your Units will only be assessed that portion of the sales charge retained by the Sponsor, .5% of the Public Offering Price for each Select Portfolio Series and 1.3% of the Public

Offering Price for each Portfolio Series (1.0% in certain circumstances). This discount for "wrap fee" purchases is available whether or not you purchase Units with the Wrap CUSIP. However, if you purchase Units with the Wrap CUSIP, you should be aware that all distributions of income and/or capital will be automatically reinvested into additional Units of your Trust subject only to that portion of the sales charge retained by the Sponsor. See "Distribution of Units-Dealer Concessions."

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units.

The Value of the Securities.

The Evaluator will appraise the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current ask prices are unavailable, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary.

                  Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

For each Select Portfolio Series, dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 2.75% of the Public Offering Price per Unit. However, for Units sold subject only to any remaining deferred sales charge, the amount will be reduced to $0.175 per Unit for Units sold subject to the maximum deferred sales charge or 78% of the then current maximum remaining deferred sales charge on Units sold subject to less than the maximum deferred sales charge.

For each Portfolio Series, dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 3.2% of the Public Offering Price per Unit (or 65% of the maximum sales charge after March 31, 2001). However, dealers and other selling agents will receive a concession on the sale of Units subject only to any remaining deferred sales charge equal to $.22 per Unit on Units sold subject to the maximum deferred sales charge or 63% of the then current maximum remaining deferred sales charge on Units sold subject to less than the maximum deferred sales charge. Dealers and other selling agents will receive an additional volume concession or agency commission on the sale of Portfolio Series Units equal to .30% of the Public Offering Price if they purchase at least $100,000 worth of Units of each Portfolio Series on the Initial Date of Deposit or $250,000 on any day thereafter or if they were eligible to receive a similar concession in connection with sales of similarly structured trusts sponsored by us which are currently in the initial offering period.

Dealers and other selling agents who sell Units of a Trust during the initial offering period in the dollar amounts shown below will be entitled to the following additional sales concessions as a percentage of the Public Offering Price:

Total Sales                         Additional
(in millions):                      Concession:
_________________                   ___________
$1 but less than $10                .20%
$10 or more                         .30%

Dealers and other selling agents can combine Units of a Select Portfolio Series and its related Portfolio Series they sell for purposes of reaching the additional concessions levels set forth in the above table. For all Trusts, dealers and other selling agents who, during any consecutive 12-month period, sell at least $2 billion worth of primary market units of unit investment trusts sponsored by us will receive a concession of $30,000 in the month following the achievement of this level. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trusts. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Investment Comparisons.

From time to time we may compare the estimated returns of the Trusts (which may show performance net of the expenses and charges the Trusts would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance.

                  The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in "Public Offering." Also, any difference between our cost to purchase the Securities and the price at which we sell them to a Trust is considered a profit or loss (see Note 2 of "Notes to Schedules of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                  The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and in the case of each Portfolio Series, costs incurred in annually updating each Portfolio Series' registration statements. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                  How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                  Expenses and Charges

The estimated annual expenses of each Trust are listed under "Fee Table." If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of a Trust from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

As Sponsor, we will be compensated for providing bookkeeping and other administrative services to the Trusts, and will receive brokerage fees when a Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. For each Portfolio Series, legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating those Trusts' registration statements yearly are also now chargeable to such Trusts. Historically, we paid these fees and expenses. There are no such fees and expenses that will be charged to each Select Portfolio Series. First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trusts and will receive the fees set forth under "Fee Table" for providing portfolio supervisory and evaluation services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts.

The fees payable to us, First Trust Advisors L.P. and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such services in such year.

As Sponsor, we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. Each Trust pays this "creation and development fee" as a percentage of that Trust's average daily net asset value during the life of such Trust. In connection with the creation and development fee, in no event will the Sponsor collect over the life of a Trust more than .75% in the case of the Select Portfolio Series or more than 2.75% in the case of the Portfolio Series of a Unit holder's initial investment. We do not use this fee to pay distribution expenses or as compensation for sales efforts.

In addition to a Trust's operating expenses and those fees described above, each Trust may also incur the following charges:

- All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trusts. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trusts. If there is not enough cash in the Income or Capital Account, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

Each Portfolio Series will be audited annually. So long as we are making a secondary market for Units, we will bear the cost of these annual audits to the extent the costs exceed $0.0050 per Unit. Otherwise, each Portfolio Series will pay for the audit. You can request a copy of the audited financial statements from the Trustee.

                       Tax Status

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trusts. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences.

Trust Status.

The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Securities and other assets held by your Trust, and as such you will be considered to have received a pro rata share of income (i.e., dividends and capital gains, if any) from each Security when such income is considered to be received by your Trust. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from a Trust which you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Securities, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Securities from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Security or other Trust asset by apportioning the cost of your Units among each Security or other Trust asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the lowest tax bracket). Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The tax code may, however, treat certain capital gains as ordinary income in special situations.

In-Kind Distributions.

Under certain circumstances, you may request a distribution of Securities (an "In-Kind Distribution") when you redeem your Units or at a Trust's termination. If you request an In-Kind Distribution you will be responsible for any expenses related to this distribution. By electing to receive an In-Kind Distribution, you will receive whole shares of stock plus, possibly, cash.

You will not recognize gain or loss if you only receive Securities in exchange for your pro rata portion of the Securities held by a Trust. However, if you also receive cash in exchange for a fractional share of a Security held by a Trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such fractional share of the Security.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of a Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by a Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trusts as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Some distributions by a Trust may be subject to foreign withholding taxes. Any dividends withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by a Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

Under the existing income tax laws of the State and City of New York, the Trusts will not be taxed as corporations, and the income of the Trusts will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

                    Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                 Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of the Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- A summary of transactions in your Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

            Income and Capital Distributions


You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital, are credited to the Capital Account of such Trust.


The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Income Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge or pay expenses on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account of a Trust to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after a Trust is terminated, you will receive the pro rata share of the money from the sale of the Securities.
However, if you are eligible, you may elect to receive an In-Kind
Distribution as described under "Amending or Terminating the Indenture." You will receive a pro rata share of any other assets remaining in your Trust after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of such Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee at least 10 days before any Record Date. Distributions on Units identified by the Wrap CUSIP will be automatically reinvested into additional Units of your Trust. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. You will have to pay the remaining deferred sales charge on any Units acquired pursuant to this distribution reinvestment option. This option may not be available in all states.PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                  Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account. The IRS will require the Trustee to withhold a portion of your redemption proceeds if it does not have your TIN, as generally discussed under "Income and Capital Distributions."

If you tender 1,000 Units or more for redemption, rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, no In-Kind Distribution requests submitted during the nine business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the Securities that make up the portfolio, and cash from the Capital Account equal to the fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate value of the Securities held in a Trust; and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, until the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

            Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust.

Except in the limited instance in which a Trust acquires Replacement Securities, as described in "The FT Series," a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trusts, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction, they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from each Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for a Trust to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed. To get the best price for a Trust we may specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. We may consider sales of units of unit investment trusts which we sponsor when we make recommendations to the Trustee as to which broker/dealers they select to execute a Trust's portfolio transactions, or when acting as agent for a Trust in acquiring or selling Securities on behalf of the Trusts.

          Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information" for each Trust. The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Securities owned by a Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If a Trust is terminated due to this last reason, we will refund your entire sales charge; however, termination of a Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

If you own at least 1,000 Units of a Trust the Trustee will send you a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution (reduced by customary transfer and registration charges) rather than the typical cash distribution. See "Tax Status" for additional information. You must notify the Trustee at least ten business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in the In-Kind Distribution option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after such Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trusts any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

    Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA


First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $27 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.



We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 1999, the total partners' capital of Nike Securities L.P. was $19,881,035 (audited).


This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.


Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities trasactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.


The Trustee.

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York, 10004-2413. If you have questions regarding the Trusts, you may call the Customer Service Help Line at 1-800-682-7520. The Trustee is supervised by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trusts; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                    Other Information

Legal Opinions.

Our counsel is Chapman and Cutler, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts.

Experts.

Ernst & Young LLP, independent auditors, have audited the Trusts' statements of net assets, including the schedules of investments, at the opening of business on the Initial Date of Deposit, as set forth in their report. We've included the Trusts' statements of net assets, including the schedules of investments, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Trustee, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

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                   FIRST TRUST (registered trademark)

                  BANDWIDTH SELECT PORTFOLIO, SERIES 3
               E-INFRASTRUCTURE SELECT PORTFOLIO, SERIES 2
              GENOMICS & PROTEOMICS SELECT PORTFOLIO SERIES
                GLOBAL TECHNOLOGY SELECT PORTFOLIO SERIES
          SOFTWARE INNOVATIONS 2000 SELECT PORTFOLIO, SERIES 2
             WORLD WIDE WIRELESS SELECT PORTFOLIO, SERIES 2
                      BANDWIDTH PORTFOLIO, SERIES 3
                  E-INFRASTRUCTURE PORTFOLIO, SERIES 2
                 GENOMICS & PROTEOMICS PORTFOLIO SERIES
                   GLOBAL TECHNOLOGY PORTFOLIO SERIES
              SOFTWARE INNOVATIONS 2000 PORTFOLIO, SERIES 3
                 WORLD WIDE WIRELESS PORTFOLIO, SERIES 2
                                 FT 415

                                Sponsor:

                            NIKE SECURITIES L.P.

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520
                          24-Hour Pricing Line:
                             1-800-446-0132

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:


- Securities Act of 1933 (file no. 333-31176) and


- Investment Company Act of 1940 (file no. 811-05903)


   Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.


 Information about the Trusts is available on the EDGAR Database on the
                      Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     450 Fifth Street, N.W.
                     Washington, D.C. 20549-0102
     e-mail address: publicinfo@sec.gov


                              March 3, 2000
                      As amended April 28, 2000


           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

Page 48



                   First Trust (registered trademark)
                              The FT Series
                         Information Supplement



This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in FT 415 not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing.



This Information Supplement is dated March 3, 2000. Capitalized terms have been defined in the prospectus.



                            Table of Contents

Risk Factors
   Securities                                                  1
   Dividends                                                   1
   Foreign Issuers                                             1
Litigation
   Microsoft Corporation                                       2
Concentrations
   Bandwidth/Communications                                    2
   Biotechnology/Pharmaceutical                                3
   Technology                                                  3
Portfolios
   Bandwidth                                                   4
   e-Infrastructure                                            5
   Genomics & Proteomics                                       7
   Global Technology                                           9
   Software Innovations 2000                                  11
   World Wide Wireless                                        12



Risk Factors



Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.



Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy.



Foreign Issuers. Since certain of the Securities included in the Trusts consist of securities of foreign issuers, an investment in the Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for the Trusts, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for the Trusts.



Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the U.S. dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities.



On the basis of the best information available to the Sponsor at the present time, none of the Securities in the Trusts are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trusts of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to the Trusts. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trusts and on the ability of the Trusts to satisfy its obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.



Investors should be aware that it may not be possible to buy all Securities at the same time because of the unavailability of any Security, and restrictions applicable to the Trusts relating to the purchase of a Security by reason of the federal securities laws or otherwise.



Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by the Trusts will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trusts will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.



Litigation



Microsoft Corporation. Microsoft Corporation is currently engaged in litigation with Sun Microsystems, Inc., the U.S. Department of Justice and several state Attorneys General. The complaints against Microsoft include copyright infringement, unfair competition and anti-trust violations. The claims seek injunctive relief and monetary damages. As of the quarter ended December 31, 1999, Microsoft's management asserted that resolving these matters will not have a material adverse impact on its financial position or its results of operation.



Concentrations



Bandwidth/Communications. An investment in Units of the Bandwidth Portfolios and the World Wide Wireless Portfolios should be made with an understanding of the problems and risks such an investment may entail. The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.



The communications industry is subject to governmental regulation. However, as market forces develop, the government will continue to deregulate the communications industry, promoting vigorous economic competition and resulting in the rapid development of new communications technologies. The products and services of communications companies may be subject to rapid obsolescence. These factors could affect the value of the Trust's Units. For example, while telephone companies in the United States are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered, the prohibition against phone companies delivering video services has been lifted. This creates competition between phone companies and cable operators and encourages phone companies to modernize their communications infrastructure. Certain types of companies represented in the Trust's portfolio are engaged in fierce competition for a share of the market of their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.



Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology.



Biotechnology/Pharmaceutical. An investment in Units of the Genomics & Proteomics Portfolios should be made with an understanding of the problems and risks such an investment may entail.



Companies involved in advanced medical devices and instruments, drugs and biotech have potential risks unique to their sector of the healthcare field. These companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products or services, generic drug sales, the termination of patent protection for drug or medical supply products and the risk that technological advances will render their products obsolete. The research and development costs of bringing a drug to market are substantial, and include lengthy governmental review processes with no guarantee that the product will ever come to market. Many of these companies may have losses and may not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic.



As the population of the United States ages, the companies involved in the healthcare field will continue to search for and develop new drugs, medical products and medical services through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distributions of drugs, vaccines, medical products and medical services. These activities may make the biotechnology/pharmaceuticals sector very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Trust's objectives will be met.



Legislative proposals concerning healthcare are proposed in Congress from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs). The Sponsor is unable to predict the effect of any of these proposals, if enacted, on the issuers of Securities in the Trust.



Technology. An investment in Units of the e-Infrastructure Portfolios and the Software Solutions 2000 Portfolios should be made with an understanding of the characteristics of the problems and risks such an investment may entail. Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.



Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unit holder to redeem Units at a price equal to or greater than the original price paid for such Units.



Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies.

Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.



Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. For example, recent proposals would prohibit the distribution of obscene, lascivious or indecent communications on the Internet. The adoption of any such laws could have a material adverse impact on the Securities in the Trust.



Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low end, or "sub- $1,000" segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-priced personal computers.



Portfolios



 Equity Securities Selected for Bandwidth Select Portfolio, Series 3 and
                      Bandwidth Portfolio, Series 3



Both the Bandwidth Select Portfolio, Series 3 and the Bandwidth
Portfolio, Series 3 contain common stocks of the following companies:



Communications Services
_______________________



AT&T Corp., headquartered in New York, New York, provides voice, data and video telecommunications services; regional, domestic, international and local communication transmission services; cellular telephone and other wireless services; and billing, directory and calling card services.



Global Crossing Ltd., headquartered in Hamilton, Bermuda, provides global internet and long distance telecommunications facilities and services utilizing a network of undersea digital fiber optic cable systems and associated terrestrial backhaul capacity. The company operates as a carrier's carrier, providing tiered pricing and segmented products to licensed providers of international telecommunications services.



Level 3 Communications, Inc., headquartered in Broomfield, Colorado, provides telecommunications and information services, including local, long distance and data transmission. The company is building the first international network optimized for Internet Protocol technology. The network will combine both local and long distance networks, connecting customers end-to-end across the United States and in Europe and Asia.



MCI WorldCom, Inc., headquartered in Clinton, Mississippi, operates as a global communications company which provides facilities-based and fully-integrated local, long distance, international and Internet services in over 65 countries encompassing the Americas, Europe and the Asia-Pacific regions. The company also offers wireless and 800 services, calling cards, private lines and debit cards.



Qwest Communications International Inc., headquartered in Denver,
Colorado, provides broadband Internet-based data, voice and image communications for businesses and consumers. The company also constructs and installs fiber optic systems for other communications providers and its own use.



Communications Equipment
______________________



ADC Telecommunications, Inc., headquartered in Minnetonka, Minnesota, designs, makes and markets a broad range of products and services that enable its customers to construct and upgrade their telecommunications networks to support increasing user demand for voice, data and video services.



Copper Mountain Networks, Inc., headquartered in Palo Alto, California, develops and markets Digital Subscriber Line (DSL) solutions that enable high-speed Internet connectivity over the existing copper wire telephone infrastructure.



Lucent Technologies Inc., headquartered in Murray Hill, New Jersey, designs, develops and manufactures communications systems, software and products worldwide. The company's research and development activities are conducted through Bell Laboratories.



Nortel Networks Corporation, headquartered in Brampton, Ontario, Canada, makes fully-digital telecommunications switching equipment and communications equipment and systems for business and residential use. The company operates worldwide.



Tellabs, Inc., headquartered in Lisle, Illinois, makes and services voice, data and video transport and network access systems used by public telephone companies, long-distance carriers, alternate service providers, cellular providers, cable operators, government agencies, utilities and business end-users.

Fiber Optics
____________



CIENA Corporation, headquartered in Linthicum, Maryland, designs, manufactures and sells dense wavelength division multiplexing systems for long distance fiber optic telecommunications networks. The company also provides a range of engineering, furnishing and installation services. The company's systems alleviate capacity constraints in high traffic, long distance fiber optic routes without requiring installation of new fiber.



Harmonic Inc., headquartered in Sunnyvale, California, makes and sells highly integrated fiber optic and digital systems for delivering video, voice and data services over cable, satellite and wireless networks. The company's "TRANsend" digital product line combines and customizes content from a variety of sources.



JDS Uniphase Corporation, headquartered in San Jose, California, designs, develops, makes and markets laser subsystems, laser-based semiconductor wafer defect examination and analysis equipment and fiber optic telecommunications equipment products.



Networking Products
___________________



Cisco Systems, Inc., headquartered in San Jose, California, provides networking solutions that connect computing devices and computer networks. The company offers various products to utilities, corporations, universities, governments and small to medium businesses worldwide.



Juniper Networks, Inc., headquartered in Mountain View, California, provides Internet infrastructure solutions for Internet service providers and other telecommunications service providers. The company delivers next generation Internet backbone routers that are designed for service provider networks.



Redback Networks Inc., headquartered in Sunnyvale, California, provides advanced networking solutions. The company's solutions enable carriers, cable multiple system operators and service providers to rapidly deploy high-speed broadband access to the Internet and corporate networks. The company's subscriber management system connects and manages subscribers using digital subscriber line, cable and wireless technologies.



Semiconductors
_______________



Applied Micro Circuits Corporation, headquartered in San Diego,
California, designs, makes and markets high-performance, high-bandwidth silicon products for automated test equipment, high-speed computing and military markets throughout the world.



Broadcom Corporation (Class A), headquartered in Irvine, California, develops highly integrated silicon solutions that enable broadband digital data transmission to the home and within the business enterprise.



Conexant Systems, Inc., headquartered in Newport Beach, California, makes semiconductor products for communications applications. The company's applications include personal computing, digital information and entertainment, wireless communications and network access.



PMC-Sierra, Inc., headquartered in Burnaby, British Columbia, Canada, designs, develops, markets and supports high-performance semiconductor system solutions used in broadband communications infrastructures, high-bandwidth networks and multimedia personal computers.



Vitesse Semiconductor Corporation, headquartered in Camarillo,
California, designs, develops, makes and sells digital gallium arsenide integrated circuits primarily for telecommunications, data communications and automated test equipment systems providers.



Wireless Communications
________________________



L.M. Ericsson AB (ADR), headquartered in Stockholm, Sweden, develops and produces advanced systems, products and services for wired and mobile communications in public and private networks worldwide. The company's product line includes digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems and business systems.



Motorola, Inc., headquartered in Schaumburg, Illinois, designs, makes and sells, mainly under the "Motorola" brand name, two-way land mobile communication systems, paging and wireless data systems, personal communications equipment and systems; semiconductors; and electronic equipment for military and aerospace use.



Nokia Oy (ADR), headquartered in Espoo, Finland, supplies telecommunications systems and equipment, including mobile phones, battery chargers for mobile phones, computer monitors, multimedia network terminals and satellite receivers. The company provides its products and services worldwide.



QUALCOMM Incorporated, headquartered in San Diego, California, designs, develops, makes, sells, licenses and operates advanced communications systems and products based on proprietary digital wireless technology. The company's products include "CDMA" integrated circuits, wireless phones and infrastructure products, transportation management information systems and ground stations, and phones for the low-earth-orbit satellite communications system.



Equity Securities Selected for e-Infrastructure Select Portfolio, Series
                 2 and e-Infrastructure Portfolio, Series 2



Both the e-Infrastructure Select Portfolio, Series 2 and the e-
Infrastructure Portfolio, Series 2 contain common stocks of the following companies:


Page 5



Access/Information Providers
________________________



AT&T Corp., headquartered in New York, New York, provides voice, data and video telecommunications services; regional, domestic, international and local communication transmission services; cellular telephone and other wireless services; and billing, directory and calling card services.



MCI WorldCom, Inc., headquartered in Clinton, Mississippi, operates as a global communications company which provides facilities-based and fully-integrated local, long distance, international and Internet services in over 65 countries encompassing the Americas, Europe and the Asia-Pacific regions. The company also offers wireless and 800 services, calling cards, private lines and debit cards.



Qwest Communications International Inc., headquartered in Denver,
Colorado, provides broadband Internet-based data, voice and image communications for businesses and consumers. The company also constructs and installs fiber optic systems for other communications providers and its own use.



Communications Equipment
________________________



JDS Uniphase Corporation, headquartered in San Jose, California, designs, develops, makes and markets laser subsystems, laser-based semiconductor wafer defect examination and analysis equipment and fiber optic telecommunications equipment products.



Lucent Technologies Inc., headquartered in Murray Hill, New Jersey, designs, develops and manufactures communications systems, software and products worldwide. The company's research and development activities are conducted through Bell Laboratories.



Nortel Networks Corporation, headquartered in Brampton, Ontario, Canada, makes fully-digital telecommunications switching equipment and communications equipment and systems for business and residential use. The company operates worldwide.



Tellabs, Inc., headquartered in Lisle, Illinois, makes and services voice, data and video transport and network access systems used by public telephone companies, long-distance carriers, alternate service providers, cellular providers, cable operators, government agencies, utilities and business end-users.



Computers & Peripherals
________________________



Dell Computer Corporation, headquartered in Round Rock, Texas, designs, develops, makes, sells, services and supports a broad range of computer systems, including desktops, notebooks and servers compatible with industry standards under the "Dell" brand name. The company also sells software, peripheral equipment, and service and support programs.



EMC Corporation, headquartered in Hopkinton, Massachusetts, designs, manufactures, markets and supports hardware, software and service products for the enterprise storage market. The company's products are sold as integrated storage solutions for customers on various computing platforms including "UNIX" and "Windows NT."



Hewlett-Packard Company, headquartered in Palo Alto, California, designs, makes and services equipment and systems for measurement, computation and communications including computer systems, personal computers, printers, calculators, electronic test equipment, medical electronic equipment, electronic components and instrumentation for chemical analysis.



Intel Corporation, headquartered in Santa Clara, California, designs, develops, makes and markets advanced microcomputer components and related products at various levels of integration. Principal components consist of silicon-based semiconductors etched with complex patterns of transistors.



Sun Microsystems, Inc., headquartered in Palo Alto, California, supplies network computing products, including desktop systems, storage subsystems, network switches, servers, software, microprocessors and a full range of services and support, using the UNIX operating system.



Networking Products
_________________



Cisco Systems, Inc., headquartered in San Jose, California, provides networking solutions that connect computing devices and computer networks. The company offers various products to utilities, corporations, universities, governments and small to medium businesses worldwide.



Copper Mountain Networks, Inc., headquartered in Palo Alto, California, develops and markets Digital Subscriber Line (DSL) solutions that enable high-speed Internet connectivity over the existing copper wire telephone infrastructure.



Redback Networks Inc., headquartered in Sunnyvale, California, provides advanced networking solutions. The company's solutions enable carriers, cable multiple system operators and service providers to rapidly deploy high-speed broadband access to the Internet and corporate networks. The company's subscriber management system connects and manages subscribers using digital subscriber line, cable and wireless technologies.



Software
________



BroadVision, Inc., headquartered in Redwood City, California, develops, markets and supports application software solutions. The company provides an integrated software application system, "BroadVision One-To-One," that enables businesses to create applications for interactive marketing and selling services on the World Wide Web.



Check Point Software Technologies Ltd., headquartered in Ramat-Gan, Israel, develops, sells and supports secure enterprise networking solutions. The company's integrated architecture includes network security ("FireWall-1," "VPN-1," "Open Security Manager" and "Provider-

1"), traffic control ("FloodGate-1" and "ConnectControl") and Internet protocol address management ("Meta IP").



Digital Island, Inc., headquartered in San Francisco, California, is a leading provider of network services for globalizing e-Business applications. The Company serves corporations which operate in multiple countries that need to securely and consistently extend business-critical applications for marketing, selling, servicing or distributing products via the Internet.



Exodus Communications, Inc., headquartered in Santa Clara, California, provides Internet system and network management solutions for enterprises with mission-critical Internet operations. The company's data centers are located throughout the United States and in England.



Inktomi Corporation, headquartered in Foster City, California, develops and markets scalable Internet software. The company's products include a search engine, a shopping engine and traffic server network-caching products.



Kana Communications, Inc., headquartered in Palo Alto, California, Kana is a provider of online customer communication software and services for e-business marketing, sales and services. The company's primary product is "Kana 4," an online customer communications platform for comprehensive online marketing, sales and service



Microsoft Corporation, headquartered in Redmond, Washington, develops, manufactures, licenses and supports a wide range of software products. The company offers operating system software, server application software, business and consumer applications software, software development tools and Internet and intranet software. "Windows" is the company's flagship PC operating system. The company also develops the MSN network of Internet products and services.



Oracle Corporation, headquartered in Redwood Shores, California, designs, develops, markets and supports computer software products with a wide variety of uses, including database management, application development, business intelligence and business applications.



RealNetworks, Inc., headquartered in Seattle, Washington, develops and markets software products and services designed to enable users of personal computers and other digital devices to send and receive real-time media using today's infrastructure. The company's products and services include, "RealSystem G2," "Real Broadcast Network" and "RealJukebox."



VeriSign, Inc., headquartered in Mountain View, California, provides digital certificate solutions and infrastructure needed by companies, government agencies, trading partners and individuals to conduct trusted and secure communications and commerce over the Internet and over intranets and extranets using the Internet Protocol.



  Equity Securities Selected for Genomics & Proteomics Select Portfolio
             Series and Genomics & Proteomics Portfolio Series



Both the Genomics & Proteomics Select Portfolio Series and the Genomics & Proteomics Portfolio Series contain common stocks of the following companies:



Abgenix, Inc., headquartered in Fremont, California, develops and intends to commercialize its XenoMouse technology to produce antibody therapeutic products used in the prevention and treatment of various conditions, such as transplant related diseases, inflammatory and autoimmune disorders, and cancer.



Affymetrix, Inc., headquartered in Santa Clara, California, develops and manufactures DNA chip technology which consists of DNA probe arrays containing gene sequences on a chip; a scanner to process probe arrays; and software to analyze the information. The company's "GeneChip" system acquires, analyzes and manages complex genetic information in order to improve the diagnosis, monitoring and treatment of disease.



Amgen Inc., headquartered in Thousand Oaks, California, is a global biotechnology concern which develops, makes and markets human therapeutics based on advanced cellular and molecular biology, including a protein that stimulates red blood cell production and a protein that stimulates white blood cell production.



Biogen, Inc., headquartered in Cambridge, Massachusetts, develops and makes pharmaceuticals for human healthcare through genetic engineering. The company's primary focus is on developing and testing products for the treatment of multiple sclerosis, inflammatory and respiratory diseases, kidney diseases and certain viruses and cancers.



COR Therapeutics, Inc., headquartered in South San Francisco, California, focuses on the development of novel pharmaceutical products for the treatment and prevention of severe cardiovascular diseases. The company focuses on the discovery, development and commercialization of pharmaceutical products to prevent and treat severe cardiovascular diseases, including arterial thrombosis, a blockage occurring in an artery; venous thrombosis, a thrombus occurring in a vein; and restenosis, a renarrowing of the arteries.



Celera Genomics Group, headquartered in Norwalk, Connecticut, is a subsidiary of PE Corporation. The company is involved in the sequencing of the human genome (and other biologically important model organisms) and generates, sells and supports genomic information and related information management and analysis software. The company also discovers, validates and licenses proprietary gene products, genetic markets and information concerning genetic variability.

Chiron Corporation, headquartered in Emeryville, California, develops, produces and sells products related to the diagnosis, prevention and treatment of human diseases, including certain types of cancer and cardiovascular and infectious diseases. The company participates in markets for biopharmaceuticals, blood testing and vaccines.



CuraGen Corporation, headquartered in New Haven, Connecticut, applies genomics, the study of genes and their functions, to the systematic discovery of genes, biological pathways and drug candidates in order to accelerate the discovery and development of the next generation of therapeutic, agricultural and diagnostic products.



Emisphere Technologies, Inc., headquartered in Tarrytown, New York, develops novel technologies for the oral delivery of pharmaceuticals which could previously be taken only by injection or other non-oral means. The company is working to develop and commercialize its proprietary technologies, which are intended to surmount the obstacles associated with the oral administration of many currently injectable therapeutic agents.



Enzon, Inc., headquartered in Piscataway, New Jersey, researches, develops, makes and sells enhanced therapeutics based on the application of proprietary technologies in the areas of blood substitutes, genetic diseases and oncology.



Gene Logic Inc., headquartered in Gaithersburg, Maryland, uses a proprietary system to discover drug targets and drug leads and provides genomic database products for pharmaceutical company partners. The company has strategic alliances with Procter & Gamble Pharmaceuticals, Inc., Japan Tobacco, Inc. and N.V. Organon, a unit of Akzo Nobel N.V.



Genentech, Inc., headquartered in South San Francisco, California, discovers, develops, makes and sells human pharmaceuticals based on recombinant DNA technology (gene splicing). The company also makes and markets certain products within the United States which are sold to F. Hoffmann-La Roche Ltd. (HLR) for distribution outside the United States.



Genome Therapeutics Corp., headquartered in Waltham, Massachusetts, identifies and characterizes the genes of disease-causing organisms, as well as human genes associated with major diseases, including prostate cancer, asthma, osteoporosis and neuropsychiatric disorders.



Genzyme Corporation (General Division), headquartered in Cambridge, Massachusetts, develops and markets specialty therapeutic, surgical and diagnostic products, pharmaceuticals and genetic diagnostic services. The company also develops, makes and markets biological products for the treatment of cartilage damage, severe burns, chronic skin ulcers and neurodegenerative diseases.



Gilead Sciences, Inc., headquartered in Foster City, California, discovers, develops and commercializes treatments for important viral diseases, including a currently available therapy for cytomegalovirus retinitis, and products in development to treat diseases caused by human immunodeficiency virus, hepatitis B virus and influenza virus.



Human Genome Sciences, Inc., headquartered in Rockville, Maryland, researches and develops potential proprietary drug and diagnostic products based on the discovery and understanding of the medical uses of genes.



Hyseq, Inc., headquartered in Sunnyvale, California, develops gene-based therapeutic product candidates and diagnostic products and tests using its proprietary DNA array technology. The company believes that its HyX genomics platform, which utilizes its proprietary sequencing by hybridization technology as its foundation, generates higher gene sequence throughput with greater analytical flexibility and accuracy and lower cost than prevailing technologies.



IDEC Pharmaceuticals Corporation, headquartered in San Diego,
California, develops products for the long-term management of immune system cancers and autoimmune and inflammatory diseases. The company's lead immune system cancer and rheumatoid arthritis products are genetically engineered to combat disease through the patient's immune system.



ImClone Systems Incorporated, headquartered in New York, New York, researches and develops therapeutic products for the treatment of selected cancers and cancer-related disorders. The company's product candidates include interventional therapeutics for cancer and cancer vaccines.



Immunex Corporation, headquartered in Seattle, Washington, discovers, develops, makes and markets therapeutic products for the treatment of cancer, infectious diseases and immunological disorders. The company's products are sold worldwide.



Incyte Pharmaceuticals, Inc., headquartered in Palo Alto, California, designs, sells and supports genomic database products, genomic data management software tools, and related reagents and services. The company has created a portfolio of database products.



Lynx Therapeutics, Inc., headquartered in Hayward, California, holds and continues to develop certain proprietary technologies that enables the simultaneous identification and analysis of nearly all the DNA molecules or fragments in a single biological sample.



Medarex, Inc., headquartered in Princeton, New Jersey, develops therapeutic products for the treatment of cancer, AIDS and other life-threatening diseases based on proprietary technology in the field of immunology. The company uses innovative monoclonal antibody technology to develop proprietary therapeutic pharmaceuticals to treat cancer, AIDS and other infectious diseases, autoimmune diseases and cardiovascular disease.

MedImmune, Inc., headquartered in Gaithersburg, Maryland, develops and markets products for the prevention and treatment of infectious diseases, autoimmune diseases and cancer. The company's products are also used in transplantation medicine.



Millennium Pharmaceuticals, Inc., headquartered in Cambridge, Massachusetts, is a drug discovery and development company that researches and develops a broad range of therapeutic and diagnostic products for the commercial application of genetics, genomics and bioinformatics.



Myriad Genetics, Inc., headquartered in Salt Lake City, Utah, discovers and sequences genes related to major common diseases, such as cancer and cardiovascular disease and the central nervous system using analyses of extensive family histories and genetic material, as well as proprietary technologies, to identify inherited gene mutations.



Nanogen, Inc., headquartered in San Diego, California, integrates advanced microelectronics and molecular biology into a platform technology with applications in the fields of medical diagnostics, genetic testing, genomics, biomedical research, and drug discovery.



Neurocrine Biosciences, Inc., headquartered in San Diego, California, discovers and develops therapeutics for the treatment of diseases and disorders of the central nervous and immune systems including anxiety, depression, Alzheimer's disease, obesity and multiple sclerosis.



Protein Design Labs, Inc., headquartered in Fremont, California, develops human and humanized antibodies and other products to treat or prevent a variety of viral, immune-mediated and inflammatory diseases as well as certain cancers and cardiovascular conditions.



Transkaryotic Therapies, Inc., headquartered in Cambridge,
Massachusetts, develops and commercializes therapeutic proteins and gene therapy products for the long-term treatment and cure of a broad range of human diseases.



Equity Securities Selected for Global Technology Select Portfolio Series
                 and Global Technology Portfolio Series



Both the Global Technology Select Portfolio Series and the Global
Technology Portfolio Series contain common stocks of the following companies:



Communications Equipment
________________________



Cisco Systems, Inc., headquartered in San Jose, California, provides networking solutions that connect computing devices and computer networks. The company offers various products to utilities, corporations, universities, governments and small to medium businesses worldwide.



L.M. Ericsson AB (ADR), headquartered in Stockholm, Sweden, develops and produces advanced systems, products and services for wired and mobile communications in public and private networks worldwide. The company's product line includes digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems and business systems.



JDS Uniphase Corporation, headquartered in San Jose, California, designs, develops, makes and markets laser subsystems, laser-based semiconductor wafer defect examination and analysis equipment and fiber optic telecommunications equipment products.



Lucent Technologies Inc., headquartered in Murray Hill, New Jersey, designs, develops and manufactures communications systems, software and products worldwide. The company's research and development activities are conducted through Bell Laboratories.



Nokia Oy (ADR), headquartered in Espoo, Finland, supplies telecommunications systems and equipment, including mobile phones, battery chargers for mobile phones, computer monitors, multimedia network terminals and satellite receivers. The company provides its products and services worldwide.



Nortel Networks Corporation, headquartered in Brampton, Ontario, Canada, makes fully-digital telecommunications switching equipment and communications equipment and systems for business and residential use. The company operates worldwide.



QUALCOMM Incorporated, headquartered in San Diego, California, designs, develops, makes, sells, licenses and operates advanced communications systems and products based on proprietary digital wireless technology. The company's products include "CDMA" integrated circuits, wireless phones and infrastructure products, transportation management information systems and ground stations, and phones for the low-earth-orbit satellite communications system.



Tellabs, Inc., headquartered in Lisle, Illinois, makes and services voice, data and video transport and network access systems used by public telephone companies, long-distance carriers, alternate service providers, cellular providers, cable operators, government agencies, utilities and business end-users.



Computers & Peripherals
_______________________



Dell Computer Corporation, headquartered in Round Rock, Texas, designs, develops, makes, sells, services and supports a broad range of computer systems, including desktops, notebooks and servers compatible with industry standards under the "Dell" brand name. The company also sells software, peripheral equipment, and service and support programs.

EMC Corporation, headquartered in Hopkinton, Massachusetts, designs, manufactures, markets and supports hardware, software and service products for the enterprise storage market. The company's products are sold as integrated storage solutions for customers on various computing platforms including "UNIX" and "Windows NT."



Hewlett-Packard Company, headquartered in Palo Alto, California, designs, makes and services equipment and systems for measurement, computation and communications including computer systems, personal computers, printers, calculators, electronic test equipment, medical electronic equipment, electronic components and instrumentation for chemical analysis.



International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.



Solectron Corporation, headquartered in Milpitas, California, provides a complete range of advanced manufacturing services, including sophisticated electronic assembly and turnkey manufacturing management services, to original equipment manufacturers in the electronics industry.



Sun Microsystems, Inc., headquartered in Palo Alto, California, supplies network computing products, including desktop systems, storage subsystems, network switches, servers, software, microprocessors and a full range of services and support, using the UNIX operating system.



Computer Software & Services
____________________________



BMC Software, Inc., headquartered in Houston, Texas, provides high-performance systems management software products for mainframe and client/server based information systems. The company also sells and provides maintenance enhancement and support services for its products.



Check Point Software Technologies Ltd., headquartered in Ramat-Gan, Israel, develops, sells and supports secure enterprise networking solutions. The company's integrated architecture includes network security ("FireWall-1," "VPN-1," "Open Security Manager" and "Provider-1"), traffic control ("FloodGate-1" and "ConnectControl") and Internet protocol address management ("Meta IP").



Microsoft Corporation, headquartered in Redmond, Washington, develops, manufactures, licenses and supports a wide range of software products. The company offers operating system software, server application software, business and consumer applications software, software development tools and Internet and intranet software. "Windows" is the company's flagship PC operating system. The company also develops the MSN network of Internet products and services.



Oracle Corporation, headquartered in Redwood Shores, California, designs, develops, markets and supports computer software products with a wide variety of uses, including database management, application development, business intelligence and business applications.



SAP AG (ADR), headquartered in Walldorf, Germany, is an international developer and supplier of integrated business application software designed to provide cost-effective comprehensive solutions for businesses.



Electronics
___________



Canon Inc. (ADR), headquartered in Tokyo, Japan, manufactures office, camera and video equipment that includes color laser and high speed copiers, mid-range copiers, 35mm cameras and video equipment. The company also produces and markets computer peripherals and manufactures aligners for semiconductor chip production,



Kyocera Corporation (ADR), headquartered in Kyoto, Japan, designs and produces fine ceramic parts, ceramic IC packages and electronic components, as well as optical instruments. The Company is a global producer of high tech solutions in the fields of electronics, telecommunications, metal processing, automotive components and optics.



Koninklijke (Royal) Philips Electronics N.V., headquartered in
Amsterdam, the Netherlands, makes lighting products; consumer electronics; components and sub-systems; music and films, integrated circuits and discrete semiconductors; and medical systems and business electronics. The company markets its products worldwide.



Semiconductor Equipment
_______________________



ASM Lithography Holding N.V., headquartered in Veldhoven, the
Netherlands, develops, makes, sells and services advanced photolithography projection systems, including wafer steppers and step-and-scan systems, that are essential to the fabrication of modern integrated circuits.



Applied Materials, Inc., headquartered in Santa Clara, California, develops, manufactures and markets semiconductor wafer fabrication equipment and related spare parts to semiconductor wafer manufacturers and semiconductor integrated circuit manufacturers.



Novellus Systems, Inc., headquartered in San Jose, California, designs, makes, sells and services chemical vapor deposition equipment used in the fabrication of integrated circuits. The company sells its products to semiconductor manufacturers worldwide.



Semiconductors
______________



Altera Corporation, headquartered in San Jose, California, designs, manufactures and markets programmable logic devices and associated development tools to the telecommunications, data communications and industrial applications markets.

Intel Corporation, headquartered in Santa Clara, California, designs, develops, makes and markets advanced microcomputer components and related products at various levels of integration. Principal components consist of silicon-based semiconductors etched with complex patterns of transistors.



PMC-Sierra, Inc., headquartered in Burnaby, British Columbia, Canada, designs, develops, markets and supports high-performance semiconductor system solutions used in broadband communications infrastructures, high-bandwidth networks and multimedia personal computers.



STMicroelectronics N.V., headquartered in St. Genis Pouilly, France, designs, develops, makes and markets a broad range of semiconductor integrated circuits and discrete devices used in a variety of microelectronic applications, including telecommunications and computer systems, consumer products, automotive products and industrial automation and control systems.



Texas Instruments, Inc., headquartered in Dallas, Texas, provides semiconductor products and designs and supplies digital signal processing and analog technologies. The company has worldwide manufacturing and sales operations.



     Equity Securities Selected for Software Innovations 2000 Select
                        Portfolio, Series 2 and
              Software Innovations 2000 Portfolio, Series 3



Both the Software Innovations 2000 Select Portfolio, Series 2 and the Software Innovations 2000 Portfolio, Series 3 contain common stocks of the following companies:



Application Software
____________________



Adobe Systems Incorporated, headquartered in San Jose, California, develops, markets and supports computer software products and technologies that enable users to express and use information across all print and electronic media.



Amdocs Limited, headquartered in Chesterfield, Missouri, provides computer systems integration and related services for the telecommunications industry. The company markets computer software products and related services to telecommunications companies throughout the world.



Comverse Technology, Inc., headquartered in Woodbury, New York, makes and sells computer and telecommunications systems for multimedia communications and information processing applications. The company's products are used by telephone network operators, government agencies, call centers, financial institutions and other public and commercial organizations worldwide.



Microsoft Corporation, headquartered in Redmond, Washington, develops, manufactures, licenses and supports a wide range of software products. The company offers operating system software, server application software, business and consumer applications software, software development tools and Internet and intranet software. "Windows" is the company's flagship PC operating system. The company also develops the MSN network of Internet products and services.



Paychex, Inc., headquartered in Rochester, New York, provides payroll processing, human resource and benefits outsourcing solutions for small- to medium-sized businesses nationwide.



Phone.com, Inc., headquartered in Redwood City, California, provides software to deliver Internet-based services to mass-market wireless telephones. The company's product provides access to Internet services and intranet-based services, including news, stocks, e-mail, travel, weather, and sports to wireless subscribers.



RealNetworks, Inc., headquartered in Seattle, Washington, develops and markets software products and services designed to enable users of personal computers and other digital devices to send and receive real-time media using today's infrastructure. The company's products and services include, "RealSystem G2," "Real Broadcast Network" and "RealJukebox."



Computer Data Security Software
_______________________________



Check Point Software Technologies Ltd., headquartered in Ramat-Gan, Israel, develops, sells and supports secure enterprise networking solutions. The company's integrated architecture includes network security ("FireWall-1," "VPN-1," "Open Security Manager" and "Provider-1"), traffic control ("FloodGate-1" and "ConnectControl") and Internet protocol address management ("Meta IP").



VeriSign, Inc., headquartered in Mountain View, California, provides digital certificate solutions and infrastructure needed by companies, government agencies, trading partners and individuals to conduct trusted and secure communications and commerce over the Internet and over intranets and extranets using the Internet Protocol.



e-Business Software
___________________



Ariba, Inc., headquartered in Sunnyvale, California, provides Internet- and intranet-based business-to-business e-commerce solutions for operating resources that include information technology and telecommunications equipment, professional services, facilities and office equipment, and expense items.



BEA Systems, Inc., headquartered in San Jose, California, markets and supports software used by large organizations to enable and support their most critical business processes. The company's products have been adopted in a wide variety of industries, including telecommunications, banking and finance, manufacturing, retail and transportation.



BroadVision, Inc., headquartered in Redwood City, California, develops, markets and supports application software solutions. The company provides an integrated software application system, "BroadVision One-To-One," that enables businesses to create applications for interactive marketing and selling services on the World Wide Web.



Commerce One, Inc., headquartered in Walnut Creek, California, provides business-to-business electronic procurement solutions. The company's "The Commerce Chain Solution" dynamically links buying and supplying organizations into real-time trading communities, increasing efficiency and significantly reducing operational costs across the entire indirect supply chain.



Digital Island, Inc., headquartered in San Francisco, California, is a leading provider of network services for globalizing e-Business applications. The Company serves corporations which operate in multiple countries that need to securely and consistently extend business-critical applications for marketing, selling, servicing or distributing products via the Internet.



FreeMarkets, Inc., headquartered in Pittsburgh, Pennsylvania, creates customized business-to-business online auctions for buyers of industril parts, raw materials and commodities. The company's "BidWare Internet" technology helps large industrial buyers obtain lower prices. In a "FreeMarkets" online auction, suppliers from around the world can submit bids in a real-time, interactive competition.



Peregrine Systems, Inc., headquartered in San Diego, California, develops integrated suites of packaged infrastructure management application software which automate the management of complex, enterprise-wide information and infrastructure assets. The company's primary products are "ServiceCenter" and "AssetCenter."



Enterprise Software
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BMC Software, Inc., headquartered in Houston, Texas, provides high-performance systems management software products for mainframe and client/server based information systems. The company also sells and provides maintenance enhancement and support services for its products.



Citrix Systems, Inc., headquartered in Fort Lauderdale, Florida, supplies multi-user application server products that enable the effective and efficient enterprise-wide deployment of applications that are designed for Windows operating systems. The company's product lines include "WinFrame" and "MetaFrame."



Cognos, Inc., headquartered in Ottawa, Ontario, Canada, develops, sells and supports computer software tools, including tools that address the client/server market; and provides education, consulting, and technical support services to support the customers' implementation and ongoing use of its software products.



Compuware Corporation, headquartered in Farmington Hills, Michigan, develops, sells and supports an integrated line of software products as well as client/server systems management and application development products. The company also offers data processing professional services.



i2 Technologies, Inc., headquartered in Dallas, Texas, provides supply chain management software, which encompasses the planning and scheduling of manufacturing and related logistics from raw materials procurement through work-in-process to customer delivery. The company's product, "RHYTHM," generates integrated solutions to planning and scheduling problems.



Oracle Corporation, headquartered in Redwood City, California, designs, develops, markets and supports computer software products with a wide variety of uses, including database management, application development and business intelligence, and business applications.



SAP AG (ADR), headquartered in Walldorf, Germany, is one of the largest enterprise software companies in the world. The company develops business software, consults on organizational usage of its applications software and provides training services.



Siebel Systems, Inc., headquartered in San Mateo, California, designs, sells and supports enterprise-class sales and marketing information software systems. The company also designs, develops and markets a Web-based application software product.



VERITAS Software Corporation, headquartered in Mountain View,
California, designs, develops, markets and supports enterprise data storage management and high availability products for open system environments.



  Equity Securities Selected for World Wide Wireless Select Portfolio,
                              Series 2 and
                 World Wide Wireless Portfolio, Series 2



Both the World Wide Wireless Select Portfolio, Series 2 and the World Wide Wireless Portfolio, Series 2 contain common stocks of the following companies:



Communications Services (Domestic)
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AT&T Corp., headquartered in New York, New York, provides voice, data and video telecommunications services; regional, domestic, international and local communication transmission services; cellular telephone and other wireless services; and billing, directory and calling card services.

Bell Atlantic Corporation, headquartered in New York, New York, operates a diversified telecommunications concern that provides voice and data transport and calling services network access, directory publishing and public telephone services to customers in the mid-Atlantic and New England regions.



Nextel Communications, Inc. (Class A), headquartered in Reston,
Virginia, with subsidiaries, provides a wide array of digital and analog wireless communications services throughout the United States. The company markets its products under the "Nextel" brand name.



Phone.com, Inc., headquartered in Redwood City, California, provides software to deliver Internet-based services to mass-market wireless telephones. The company's product provides access to Internet services and intranet-based services, including news, stocks, e-mail, travel, weather, and sports to wireless subscribers.



Sprint Corp. (PCS Group), headquartered in Kansas City, Missouri, operates the largest 100% digital, 100% personal cellular communication system ("PCS") nationwide wireless network in the United States.



United States Cellular Corporation, headquartered in Chicago, Illinois, owns, operates and invests in cellular telephone systems throughout the United States.



Communications Services (International)
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Cable & Wireless Plc (ADR), headquartered in London, England, operates as an international provider of telecommunications and multimedia communications services in more than 70 countries, including the United Kingdom, Australia, the Caribbean, Hong Kong, Japan and the United States. The company also operates a fleet of vessels and submersible vehicles for laying and burying cable.



China Telecom (Hong Kong) Limited (ADR), headquartered in Wanchai, Hong Kong, provides cellular telecommunications services in Guangdong and Zhejiang, among the most economically developed provinces in the People's Republic of China.



Deutsche Telekom AG (ADR), headquartered in Bonn, Germany, is one of Europe's, and the world's, largest telecommunications services providers. The company offers domestic and international public fixed-link voice telephone service in Germany. The company also offers data transmission services, network services, on-line services, telephone directory publishing, dial-in information lines, paging and mobile telecommunications services, and supplies and services telecommunications equipment.



Millicom International Cellular S.A., headquartered in Bertrange,
Luxembourg, develops and operates cellular telephone networks under licenses in numerous countries, mainly in emerging markets in Africa, Asia, Europe and Latin America.



NTT Mobile Communications Network, Inc. (ADR), headquartered in Tokyo, Japan, provides various types of telecommunications services including cellular phone, personal handyphone system (PHS), paging, and other telephone, satellite mobile communication and wireless Private Branch Exchange (PBX) system services. The company also sells cellular phones, PNS, car phones and pagers.



SK Telecom Co. Ltd. (ADR), headquartered in Seoul, South Korea, provides wireless telecommunications services, including cellular and paging services, in Korea.



Sonera Oy (ADR), headquartered in Helsinki, Finland, provides telecommunication services, including fixed line, mobile telephone, data communications and networked media services. The company also operates cellular networks and provides ATM, frame relay and Internet services.



Telecom Italia SpA (ADR), headquartered in Rome, Italy, is the financial parent of companies operating in the fields of telecommunications, manufacturing, electronics and network construction. The company's subsidiaries are also active in publishing, telematics information and auxiliary services.



Telefonica S.A. (ADR), headquartered in Madrid, Spain, is the exclusive supplier of voice telephone services in Spain under a contract with the Spanish State. The company also provides telecommunications services in Argentina, Brazil, El Salvador, Peru, Portugal, Puerto Rico, the United States and Venezuela.



Vodafone AirTouch Plc (ADR), headquartered in Newbury, Berkshire, England, provides mobile telecommunication services, supplying its customers with digital and analog cellular telephone, paging and personal communications services. The company offers its services in many countries, including Australia, Egypt, Fiji, France, Germany, Greece, Malta, the Netherlands, New Zealand, South Africa, Sweden, Uganda and the United States.



Communications Equipment
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Comverse Technology, Inc., headquartered in Woodbury, New York, makes and sells computer and telecommunications systems for multimedia communications and information processing applications, which are used by telephone network operators, government agencies, call centers, financial institutions and other public and commercial organizations worldwide.



Conexant Systems, Inc., headquartered in Newport Beach, California, makes semiconductor products for communications applications. The company's applications include personal computing, digital information and entertainment, wireless communications and network access.



LM Ericsson AB (ADR), headquartered in Stockholm, Sweden, develops and produces advanced systems, products and services for wired and mobile communications in public and private networks worldwide. The company's product line includes digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems and business systems.



Harmonic Inc., headquartered in Sunnyvale, California, designs, manufactures and markets digital and fiberoptic systems. The company's systems enable cable, satellite and wireless operators to deliver video, Internet, telephony and high-speed data services. The company's
"TRANsend" digital product line combines and customizes content from a variety of sources.



Kopin Corporation, headquartered in Taunton, Massachusetts, develops, manufactures and sells flat panel display devices and products and custom wafer-engineered materials for commercial and consumer wireless communications markets and for high resolution portable applications.



Lucent Technologies Inc., headquartered in Murray Hill, New Jersey, designs, develops and manufactures communications systems, software and products worldwide. The company's research and development activities are conducted through Bell Laboratories.



Motorola, Inc., headquartered in Schaumburg, Illinois, designs, makes and sells, mainly under the "Motorola" brand name, two-way land mobile communication systems, paging and wireless data systems, personal communications equipment and systems; semiconductors; and electronic equipment for military and aerospace use.



Nokia Oy (ADR), headquartered in Espoo, Finland, supplies telecommunications systems and equipment, including mobile phones, battery chargers for mobile phones, computer monitors, multimedia network terminals and satellite receivers. The company provides its products and services worldwide.



Nortel Networks Corporation, headquartered in Brampton, Ontario, Canada, makes fully-digital telecommunications switching equipment and communications equipment and systems for business and residential use. The company operates worldwide.



Powerwave Technologies, Inc., headquartered in Irvine, California, designs, manufactures and markets ultra-linear radio frequency power amplifiers for use in the wireless communications market worldwide. The company manufactures both single- and multi-carrier radio frequency power amplifiers for a variety of frequency ranges and transmission protocols.



QUALCOMM Incorporated, headquartered in San Diego, California, designs, develops, makes, sells, licenses and operates advanced communications systems and products based on proprietary digital wireless technology. The company's products include "CDMA" integrated circuits, wireless phones and infrastructure products, transportation management information systems and ground stations, and phones for the low-earth-orbit satellite communications system.



RF Micro Devices, Inc., headquartered in Greensboro, North Carolina, designs, develops and markets proprietary radio frequency integrated circuits for wireless communications applications such as cellular and PCS, cordless telephony, wireless security and remote meter reading.



Research in Motion Limited, headquartered in Waterloo, Ontario, Canada, designs, makes and markets wireless consumer and business-to-business electronic access products for the mobile communications market. The company's products include two-way pagers, wireless personal computer card adapters, software connectivity tools and embedded wireless radios.



TriQuint Semiconductor, Inc., headquartered in Hillsboro, Oregon, design, develops, manufactures and markets a broad range of high-performance analog and mixed-signal integrated circuits for the wireless communications, telecommunications and computing markets. The company's integrated circuits use its proprietary (GaAs) technology, which has inherent physical properties that enable integrated circuits to operate at higher speeds with lower power consumption compared to silicon devices.



We have obtained the foregoing descriptions from sources we deem reliable. We have not independently verified the provided information either in terms of accuracy or completeness.